UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 – December 31, 2006

Item 1: Reports to Shareholders

A N N U A L R E V I E W
Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust www.roycefunds.com	AND R E P O R T T O S T O C K H O L D E R S 2006
TheRoyceFunds
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE
•

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.
WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

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Fund Name
Market Price
NAV
68 Royce Focus 10.68 9.75
69 Royce Micro Cap 16.57 14.77
70 Royce Value Trust 22.21 20.62
71 S&P 500 Covered Call Fund 18.90 17.64
72 S&P 500 GEARED Fund 18.77
73 Small Cap Prem & Div Inc 19.49
Source Capital 67.59

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Charles M. Royce, President

During our security selection process,

we have historically focused on five

categories of risk: valuation,

business strategy, market, portfolio

and financial. Of these, financial

risk is probably the most important.

Small companies, by virtue of their

size, are generally more fragile than

large companies, which makes the

need for strong financial condition

paramount. But how do we evaluate

a company’s financial strength?

One of the most important steps

involves a careful scrutiny of the

balance sheet. This evaluation is as

much art as science, which is one way

of saying that the process entails a

number of subjective measures in

addition to more objective,

quantifiable ones. It is not simply the

numbers that tell the story, but one’s

interpretation of their significance.

Rather than concentrate primarily

on long-term debt, we search for

companies whose balance sheets

Continued on Page 4...

	PERFORMANCE TABLE

	AVERAGE ANNUAL NAV TOTAL RETURNS Through December 31, 2006
		Royce	Royce	Royce	Russell
		Value Trust	Micro-Cap Trust	Focus Trust	2000

	Fourth Quarter 2006*	8.23%	10.07%	11.17%	8.90%

	July-December 2006*	8.99	9.74	7.18	9.38

	One-Year	19.50	22.46	15.85	18.37

	Three-Year	16.30	15.77	19.42	13.56

	Five-Year	13.32	15.78	18.12	11.39

	10-Year	13.96	14.62	14.09	9.44

	15-Year	14.14	n/a	n/a	11.47

	20-Year	13.05	n/a	n/a	10.92

	Since Inception	12.99	14.58	14.35	—

	Inception Date	11/26/86	12/14/93	11/1/96**	—
	* Not annualized.
	** Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

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LETTER TO OUR STOCKHOLDERS

All Things Must Pass . . .

As one year fades into permanent night and a new one greets its first day, talk naturally turns to transitions. The movement from 2006 to 2007 offered far more than a change in calendars to mark the passage of one period to another: The political landscape shifted as Republicans gave way to Democrats; the Federal Reserve Board moved from raising interest rates to a neutral stance; a growing economy slowed; and the real estate bubble either burst or began to leak, depending on where you live. None of these events was surprising in and of itself. One lesson that the asset management business repeatedly teaches is that change is the only constant. And the stock market was hardly immune from its own significant movements in 2006—though it changed in ways that we did not anticipate. While we had been calling for lower returns throughout the market, the Russell 2000 and Dow Jones Industrial Average both reached new highs in December. This was the year’s biggest surprise for us, since some of the conditions for a slump or slowdown in stock prices—most critically a slower-growth economy—had been present throughout much of 2006. Although returns were high across all asset classes, we saw what appeared to be a shift in market leadership after the long-term period of dynamic outperformance for small-cap stocks relative to their larger peers.

     A possible shift in market leadership has admittedly been a bit of a preoccupation for us in our communications over the last couple of years. Yet 2006 ended without a clear sense of whether small- or large-cap stocks were leading the market into 2007. While small-cap (as measured by the Russell 2000) did better for the calendar-year period and led during the

We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style.

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show low leverage. We measure

leverage more broadly by looking at

the ratio of assets to stockholders’

equity. Using this method allows us

to note net changes in long- and

short-term debt, as well as in

accounts receivable. Items that can

have an adverse effect on a

company, such as higher-than-usual

levels of receivables or increasingly

bulging inventories, are not always

financed as long-term debt. This

type of examination paints what we

believe is a more complete picture.

Our general rule-of-thumb is to look

for a two-to-one ratio of assets to

stockholders’ equity for non-financial

companies. This represents

what we refer to as the company’s

“margin of safety.”

If a company is carrying too much

debt, it impedes its own ability to

meet the challenge of out-of-left-field

occurrences such as lawsuits

and overseas currency crises. A

conservatively capitalized company

can better weather these storms

because it has the necessary financial

reserves to do so, while a company

with too much debt on the balance

sheet runs a greater risk that stormy

weather will turn into a hurricane.

Continued on Page 6...

LETTER TO OUR STOCKHOLDERS

dynamic rallies that opened and closed the year, large-cap (as measured by the S&P 500) led during the second half of the year and from the previous high in May 2006 through the end of the year. We had guessed that large-cap would have a firmer grip on market leadership before December bade farewell, though we were more on target regarding the shift in market leadership than we were in expecting lower returns. In any case, the strong absolute returns of 2006 were welcome, though surprising, news, especially as they benefited smaller companies (to say nothing of Royce-managed portfolios). We’ll gladly exchange that for another forecast being partially incorrect.

     The critical question for any investor is how best to deal with a new market-cycle phase that seems likely—to us, anyway—to be different from the last several years of strong returns and relative performance dominance for smaller stocks. We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style. The last seven years were the reverse of the late ’90s, when large-cap stocks were enjoying a long period of relative outperformance and, within the small-cap universe, growth mostly outpaced value. Having noted that any market cycle contains a hidden expiration date, we remain optimistic about the prospects for small-cap stocks. Our security selection process does not divide the small-cap world into value and growth segments. More importantly, we currently see many companies that we regard as high-quality businesses that have not fully participated in the small-cap bull run. Our task remains what it has always been: to search throughout the small-cap world for what we think are great businesses trading at attractive stock prices.

It’s All Too Much
After finishing 2005 with nearly identical returns, the small-cap Russell 2000 took back sole possession of the relative outperformance crown in 2006. The small-cap index gained 18.4% versus 15.8% for the S&P 500 and 9.5% for the Nasdaq Composite. Putting aside its calendar-year relative underperformance, it was a terrific year for large-cap stocks. The lion’s share of small-cap’s performance edge in 2006 occurred during the first quarter, a period during which the Russell 2000 gained an impressive 13.9%, compared to a relatively paltry gain of 4.2% for the S&P 500. However, during the less dynamic second (-5.0% versus -1.4%) and third quarters (+0.4% versus +5.7%), the Russell 2000 decisively trailed the large-cap index. Third-quarter strength was also key to large-cap’s advantage over its small-cap counterparts during the second half of the year: from 6/30/06 through 12/31/06, the Russell 2000 was up 9.4% versus a gain of 12.7% for the large-cap index. Small-cap managed to outpace the S&P 500 during the dynamic fourth quarter (+8.9% versus +6.7%), though the fourth quarter saw the large-cap index finally show a positive performance on a

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total return basis from its peak established in March 2000. The S&P 500 also enjoyed its strongest calendar-year performance since 2003.

        Equally important from our perspective—because of the emphasis we put on down-market performance—was the fact that large-cap also finished ahead of small-cap from the earlier peak on 5/5/06 through 12/31/06, up 8.4% versus 1.6% for the Russell 2000. In our estimation, these stronger performances in the down and relatively flat periods of 2006 provide the most accurate barometer of the market’s subsequent near-term direction. We continue to believe that where investors go when stock prices fall is a telling indicator of nascent market leadership. Last January, we surmised that small-cap was apt to lead in any bullish period, while large-cap would lead in any bearish market environment. By the end of the second quarter, we felt differently. Issues with the economy and contracting worldwide liquidity had us convinced that large-cap was likely to capture leadership in an uptick as well as a downturn, and this reasoning proved sound until the rally that sparked the fourth quarter. What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk. Micro-cap companies, as measured by the Russell Microcap index, posted significant gains in both the first (+14.1%) and fourth quarters (+10.3%) of 2006, something paralleled by some of our own portfolios with significant micro-cap exposure. Whether this late surge indicated ongoing small-cap strength remains to be seen.

Long, Long, Long
It certainly seems that small-cap value has been leading its growth counterpart, as measured by the Russell 2000 Value and Russell 2000 Growth indices, for a long, long, long time. Two thousand six actually marked the third consecutive year of value’s outperformance and sixth out of the last seven. Unlike 2005, which saw a narrowing performance spread between small-cap value and growth, 2006 was a year in which value substantially outperformed growth within small-cap. The Russell 2000 Value index was up an impressive 23.5% for the calendar year, while the Russell 2000 Growth index posted a return of 13.4%, a respectable result on an absolute basis, but more than one thousand basis points behind its value sibling. This considerable advantage for small-cap value only widened its advantage over long-term time periods. The Russell 2000 Value index outgained the Russell 2000 Growth index for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/06.

        One interesting sidebar to the recent performance dominance of small-cap value has been its strength during upswings. It’s generally expected that value will prove its mettle during flat or down market periods, and this was certainly the case during the short-lived downdrafts of 2006, as small-cap value bested growth in the second (-2.7% versus -7.3%) and third quarters (+2.6%

What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk.

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LETTER TO OUR STOCKHOLDERS

We also view financially strong

companies as well-positioned to

grow. The assets of these companies

are derived more from retained

earnings than paid-in capital; i.e.,

they have the ability to foster

growth out of their own success as

a business.

The balance sheet and its

accompanying footnotes and

schedules also reveal companies

whose businesses are conservatively

managed: debts are written off early,

LIFO inventories are used that may

understate profits, and asset

ownership and depreciation are the

norm as opposed to leasing. Such

practices give us critical insight into

the way a company operates. The

presence or absence of such items

tells us something about

management and their goals for

the company.

Other factors are also important to

risk-focused investment managers

like us. We ask certain questions as

we study annual reports and

financial statements: What is the

schedule for bad debt provision? Is

the company massaging earnings in

the short-term via advertising or

Continued on Page 8...

versus -1.8%). Yet small-cap value was also competitive in the first-quarter rally (+13.5% versus +14.4%), and actually held a slight advantage over small-cap growth in the similarly dynamic fourth quarter (+9.0% versus +8.8%). So while down- and flat-market returns were key to outperformance in the calendar year, strong absolute results in short-term upticks also helped the Russell 2000 Value index hang on to its significant performance edge in 2006.

You’re Asking Me, “Will My Fund Grow?”
We were very pleased with the strong absolute returns for our three closed-end portfolios in 2006. On a relative basis, both Royce Value Trust and Royce Micro-Cap Trust outgained the Russell 2000 on a net asset value (NAV) basis, while Royce Focus Trust came up short versus the small-cap index. All three Funds outperformed the Russell 2000 on a market price basis in 2006, and each Fund finished the year with a flourish in the form of a strong fourth quarter. This was the case for the small-cap universe as a whole, with micro-cap stocks finishing a bit stronger than their small-cap peers. Although Royce Value Trust and Royce Micro-Cap Trust each hold an ample number of micro-cap names, Royce Focus Trust has much less exposure. However, its relative underperformance came not in the fourth quarter (in which it outperformed the Russell 2000 on both an NAV and market price basis), but in the bearish second quarter. Its fourth-quarter strength was all the more notable considering the lack of micro-cap names.

      Although there are important differences among all three of our closed-end portfolios, each had similar sector strength in 2006. Industrial Products and Technology holdings as a group did well in all three Funds on a dollar basis, posting the largest net gains in each portfolio. The worldwide construction boom continued to benefit many Industrial Products holdings in the metal fabrication and machinery industries. In Technology, successes could be found in several industries, including internet software and services, IT services, and (in RVT and FUND) components and systems. Within the Natural Resources sector, precious metals and mining companies saw a resurgence late in the year and were among the top beneficiaries of the overall market rally during the fourth quarter.

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Dark Horse
As it relates to stock-market investing, quality is conventionally defined as a company’s ability to generate consistent growth in earnings and dividends over long-term time periods. It’s a definition that we agree with in large part. Some stock market observers, however, also hold that quality is the near-exclusive province of large-cap companies, mostly because their size and multiple lines of business are thought to make them less risky. By contrast, small-cap companies have traditionally been regarded as more volatile and speculative, and thus lacking the greater level of safety of their larger-cap cohorts. Here, of course, we part company with the conventional wisdom. We have always found quality companies in the small-cap world, and over the years have cultivated a pronounced preference for high-quality small-cap businesses.

     Why is this significant now? We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks. Economic growth has slowed, corporate profit growth has likely peaked, and global liquidity has shown signs of contracting. Traditionally, more modest economic growth, coupled with an erosion of excess global liquidity, has favored higher quality stocks, as money flows to safer investments. Although it may seem surprising in light of small-cap value’s recent results, many high-quality small-cap stocks look attractively undervalued to us in the current market climate. Moving the capitalization parameters beyond small-cap, quality still appears undervalued. According to the Merrill Lynch Quantitative Strategy Quality Indices, the highest quality stocks (those with “A+” ratings) had an average forward price to earnings ratio of 17 times 2007 earnings, while the lowest quality stocks (those with “C” or “D” ratings) traded at an average 42 times 2007 earnings at the end of December 2006 (See the chart below).

     We have always believed that smaller companies with sound fundamentals should deliver strong absolute returns over the long term, especially when purchased at attractively low prices (a critical element in our security selection process). Our quest for quality typically begins with an examination of a company’s historical returns. We examine a business’s returns over full market cycles, with close emphasis paid to seeing precisely how those returns

Source: Merrill Lynch

We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks.

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repair expenditures? Are there any

notices or indications of pending

litigation? We take an in-depth

look at the ratio of retained earnings

to total equity and capitalized

items such as development costs.

All of these factors may have a

bearing on a company’s—and by

extension our own— exposure to

risk. We take time to look back and

compare balance sheets (as well as

the rest of the financial statements)

from previous years because we are

interested in the history of a

company. We look for changes from

period to period that can tell us

about a company’s direction. If the

balance sheet takes a shape we

like, we want to understand how it

evolved to its current status.

The process of balance sheet

analysis is often time-consuming,

seldom exciting and certainly never

glamorous. It is critical, however, in

our search to find the kind of healthy

small-cap companies that have

been our mainstay for 30 years.

	LETTER TO OUR STOCKHOLDERS

were achieved. Another metric we examine with particular scrutiny is return on assets (ROA), defined as net income divided by assets. This ratio helps to reveal to us the first markings of a quality company. Of course, for most of our managers, a company’s balance sheet, record of success as a business and potential for a profitable future are also critically important. Our disciplined, bottom-up approach focuses on identifying companies that are generating strong (or improving) free cash flow and returns on capital. Our goal is to find quality companies that are trading at a discount to our estimate of their worth as a business.

     We believe that the long-term records of The Royce Funds show that we have successfully identified growing businesses that are capable of both producing free cash and surviving potential difficulties in the stock market or the economy. For example, our three closed-end Funds’ portfolios have significant equity investments in U.S.-traded, non-financial common stocks that have a weighted average return on assets (ROA) greater than such companies contained in the Russell 2000. (See the table below). While these Funds may suffer underperformance periods from time to time, our belief is that a turn to quality in the market would benefit companies with such metrics, especially over long-term, full-market cycles. They are the small-cap universe’s ‘dark horses,’ companies that have strong fundamentals, but so far may not have enjoyed the full benefits of small-cap’s extended run.

			Percent of Portfolio/Index
		Return on Assets	Included in ROA Calculation

	Royce Value Trust	7.1	71%

	Royce Micro-Cap Trust	6.1	71

	Royce Focus Trust	12.1	67

	Russell 2000	5.9	71

	Results are the asset-weighted average trailing 12-month ROA for the U.S.-traded non-financial common stocks in each Fund’s portfolio as of 12/31/06.

Here Comes The Sun

The beginning and end points of market cycles are always unpredictable, and the timing of any leadership change often looks arbitrary until well after it has been established. It’s also important to remember that the market’s moves do not always make sense, at least until other, related factors come to light with the passage of time. Small-cap has enjoyed an extraordinary run over the last seven years. However, as this long-term small-cap rally matures, the asset class may become increasingly vulnerable to a correction. We do not see the possibility of either a period of large-cap leadership or a potential small-cap correction as bad news for investors with a long-term outlook. While a downturn would cause pain in the short run for small-cap investors, it would also present ample purchase opportunities. We also think that many of the high-quality small-caps we already own would potentially thrive beyond the difficulties of a hopefully short-term correction. Although a widespread shift to

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quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks. As the song says, “It’s all right.”

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2007

Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks.

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10 | 2006 ANNUAL REPORT TO STOCKHOLDERS

DIRECTORS AND OFFICERS

All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION:	Charles M. Royce, Director*, President
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

NAME AND POSITION:	Mark R. Fetting, Director*
Age: 52	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION:	Donald R. Dwight, Director
Age: 75	Number of Funds Overseen: 25
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

NAME AND POSITION:	Richard M. Galkin, Director
Age: 68	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Director
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:	William L. Koke, Director
Age: 72	Number of Funds Overseen: 25
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION:	Arthur S. Mehlman, Director
Age: 64	Number of Funds Overseen: 46
Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

NAME AND POSITION:	David L. Meister, Director
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	G. Peter O’Brien, Director
Age: 61	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:	John D. Diederich, Vice President and Treasurer
Age: 55
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce (since March 2002); Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

NAME AND POSITION:	Jack E. Fockler, Jr., Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

NAME AND POSITION:	W. Whitney George, Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 44
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:	John E. Denneen, Secretary and Chief Legal Officer
Age: 39
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002); Secretary of The Royce Funds (from 1996 to 2001 and since April 2002); and Principal of Credit Suisse First Boston Private Equity (from 2001 to 2002).

NAME AND POSITION:	Lisa Curcio, Chief Compliance Officer
Age: 47
Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

*	Interested Director.

2006 ANNUAL REPORT TO STOCKHOLDERS | 11

ROYCE VALUE TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks more than participated in the mostly good times for small-cap stocks in 2006. The Fund gained 19.5% on a net asset value (NAV) basis and 21.0% on a market price basis, compared to calendar-year returns of 18.4% for the Russell 2000 and 15.1% for the S&P 600. In the third quarter, RVT was up 0.7% on an NAV basis and 8.0% on a market price basis, versus a gain of 0.4% for the Russell 2000 and a loss of 0.9% for the S&P 600. The fourth quarter arrived with a strong rally that closed out the year. The Fund was up 8.2% on an NAV basis and 11.3% on a market price basis, compared to gains of 8.9% for the Russell 2000 and 7.9% for the S&P 600.

     RVT’s solid NAV return in 2006 contributed to its strong absolute and relative results over market-cycle and other long-term periods. From the previous small-cap market peak on 3/9/00 through 12/31/06, RVT gained 131.4% versus 41.7% for the Russell 2000 and 90.0% for the S&P 600. During the more bullish phase from the small-cap market trough on 10/9/02 through 12/31/06, the Fund was up 163.5% compared to a gain of 153.5% for the Russell 2000 and 143.7% for the S&P 600. On both an NAV and market price basis, RVT outperformed both of its small-cap benchmarks for the one-, three-, five-, 10-, 15-, 20-year and since inception (11/26/86) periods ended 12/31/06. (The Fund celebrated its twentieth anniversary in November 2006.) RVT’s average annual NAV total return since inception was 13.0%.

     While each of the Fund’s equity sectors had positive net gains, holdings in Industrial Products led the way in dollar-based net gains for the full year (as well as in the fourth quarter). Companies in the machinery industry posted the sector’s highest net gains on a dollar basis, though they were not as dominant in the second half as in the first. The metals and distributions and other industrial products industries also showed strong dollar-based gains. Kimball International is a company that we have owned since 1989. The firm, whose low debt and consistent dividend helped to draw and maintain our attraction, makes wood furniture and cabinets, as well as electronic assembly products. Better-than-expected fiscal third- and fourth-quarter earnings, as well as new opportunities for its electronics division, seemed to attract more investors. Unlike many stocks in 2006, Kimball’s price climbed relatively later and more consistently, taking off in May and climbing steadily from then on. We trimmed our position in November.

     The same month saw us make a small trim to our position in asset management company, AllianceBernstein Holding. We have long admired the firm for its success in a business that we know well. The Fund’s largest holding at the end of the year, it was also the largest net gainer on a dollar basis in 2006, as the firm benefited from rising profits and earnings. Although our current position dates back to 2000, we have owned the stock periodically since 1993. Fine art, antique and collectibles auction house Sotheby’s was first selected for RVT’s portfolio in 1990,

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

Fourth Quarter 2006*			8.23%

July-December 2006*			8.99

One-Year			19.50

Three-Year			16.30

Five-Year			13.32

10-Year			13.96

15-Year			14.14

20-Year			13.05

Since Inception (11/26/86)			12.99
* Not annualized.
CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2006	19.5%	1996	15.5%

2005	8.4	1995	21.1

2004	21.4	1994	0.1

2003	40.8	1993	17.3

2002	-15.6	1992	19.3

2001	15.2	1991	38.4

2000	16.6	1990	-13.8

1999	11.7	1989	18.3

1998	3.3	1988	22.7

1997	27.5	1987	-7.7

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

AllianceBernstein Holding L.P.			2.3%

Ritchie Bros. Auctioneers			1.4

Sotheby’s			1.3

SEACOR Holdings			1.3

Lincoln Electric Holdings			1.2

Newport Corporation			1.1

Universal Compression Holdings			1.0

Adaptec			1.0

Brady Corporation Cl. A			0.9

Ash Grove Cement Cl. B			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			24.2%

Industrial Products			17.7

Industrial Services			13.0

Financial Intermediaries			11.0

Natural Resources			10.3

Financial Services			8.2

Health			7.0

Consumer Services			6.5

Consumer Products			4.7

Utilities			0.2

Diversified Investment Companies			0.1

Miscellaneous			5.0

Bonds & Preferred Stocks			0.2

Cash and Cash Equivalents			10.5

12  |  2006 ANNUAL REPORT TO STOCKHOLDERS

Performance and Portfolio Review

though we took our current position in 1998. Its leadership in its field has long been a source of our attraction. Its share price was volatile, but moved mostly upward in 2006. First purchased in 1998, SEACOR Holdings is a relative newcomer to RVT’s portfolio. The company engages in the ownership, operation, marketing and remarketing of mostly marine transportation and oil and gas equipment. Better-than-expected earnings fueled the rise in its stock price, and we sold a small number of shares in December.

     Net losses at the individual company level were relatively modest. The share prices of many energy-related stocks began to cool down during April and May. The problem for ceramic proppant maker Carbo Ceramics (which we’ve owned since 1996) was that its stock price remained in a downdraft for much of the rest of the year. (Proppants are used in the hydraulic fracturing of natural gas and oil wells.) Its balance sheet remained strong and earnings were positive, so we increased our stake in October. Forward Air provides various transportation and logistics services. Its calendar third-quarter earnings were positive, but lower than what analysts were anticipating, which helped to speed the decline of its share price.
		PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain
		Average Market Capitalization		$1,188 million

AllianceBernstein Holding L.P.	$8,396,172	Weighted Average P/E Ratio		20.2x

Sotheby’s	6,142,632	Weighted Average P/B Ratio		2.3x

Kimball International Cl. B	6,012,659	Weighted Average Yield		0.8%

SEACOR Holdings	4,755,130	Fund Net Assets		$1,180 million

Newport Corporation	4,626,089	Turnover Rate		21%

		Net Leverage*		8%
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
Carbo Ceramics	$2,796,270	Market Price		RVT
		NAV		XRVTX
Forward Air	1,812,269	*Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

First Albany Companies	1,620,963

PXRE Group	1,390,701	CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/06 at NAV or Liquidation Value

Cimarex Energy	1,285,273

		57.3 million shares of Common Stock		$1,180 million

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund’s rights offerings.

[2] Reflects the actual market price of one share as it traded on the NYSE.
		5.90% Cumulative Preferred Stock		$220 million

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVT (NAV)	13.32%	16.95	0.79

		S&P 600	12.49	15.52	0.80

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2006 ANNUAL REPORT TO STOCKHOLDERS  |  13

ROYCE MICRO-CAP TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Helped by a strong surge from micro-caps at the end of the year, the diversified portfolio of Royce Micro-Cap Trust (RMT) posted solid results on both an absolute and relative basis in 2006. RMT gained 22.5% on a net asset value (NAV) basis and 26.7% on a market price basis versus a return of 18.4% for the Russell 2000, the Fund’s small-cap benchmark. In a year that began and ended with vigorous rallies, RMT initially participated only on an NAV basis, with respective NAV and market price gains of 15.2% and 7.00% versus the Russell 2000’s return of 13.9% in the the first quarter. When stock prices fell in the second quarter, RMT displayed impressive down-market strength, losing 3.2% on an NAV basis and 2.3% on a market price basis, both results ahead of the Russell 2000’s 5.0% decline. The flatter-return period of the third quarter saw the Fund giving back some NAV gain, while it continued to be solid on a market price basis. RMT was down 0.3% an NAV basis between July and September, compared to gains of 2.8% in its market price and 0.4% for its small-cap benchmark.

     In the rally that enlivened the fourth quarter, the Fund shone on both an NAV and market price basis. RMT gained 10.1% on an NAV basis and an impressive 17.9% on a market price basis versus an 8.9% return for the Russell 2000. From the interim small-cap peak on 5/5/06 through 12/31/06, the Fund was up 3.0% on an NAV basis and 14.7% on a market price basis, both results again better than the small-cap index’s return of 1.6%. Although this latter period represented a short time period, we were pleased with the Fund’s sturdy NAV showing considering the historical volatility and vulnerability of micro-cap stocks.

     We were also pleased with the Fund’s NAV results over full market cycle and other long-term periods on both an absolute and relative basis. These are the most critical time spans when it comes to evaluating performance. From the small-cap market peak on 3/9/00 through 12/31/06, RMT gained 147.2% on an NAV basis (+232.6% on a market price basis) versus 47.1% for the Russell 2000. Perhaps more notable was its gain during the mostly bullish phase that ran from the small-cap market trough on 10/9/02 through 12/31/06, a period in which RMT gained 186.2% on an NAV basis (+253.5% on a market price basis) compared to the Russell 2000’s gain of 153.5%.The Fund also outperformed its benchmark for the one-, three-, five, 10-year and since inception (12/14/93) periods on both an NAV and market price basis. RMT’s average annual NAV total return since inception was 14.6%.

     Each of the Fund’s sectors posted net gains in 2006, with Technology and Industrial Products in the lead on a dollar basis. At the individual company level, the Fund’s top net gainers came from several different sectors and industry groups, with no single area truly dominating. Securities broker International Assets Holding is involved in asset management. The announcement in June of record revenues and earnings for its fiscal third quarter appeared to attract more investors to the firm’s stock. We took some gains between June and December. La

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

Fourth Quarter 2006*			10.07%

July-December 2006*			9.74

One-Year			22.46

Three-Year			15.77

Five-Year			15.78

10-Year			14.62

Since Inception (11/26/86)			14.58
* Not annualized.
CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2006	22.5%	1999	12.7%

2005	6.8	1998	-4.1

2004	18.7	1997	27.1

2003	55.6	1996	16.6

2002	-13.8	1995	22.9

2001	23.4	1994	5.0

2000	10.9

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

ASA Bermuda			1.4%

Seneca Foods			1.3

Highbury Financial			1.2

Covansys Corporation			1.2

First Consulting Group			1.1

PAREXEL International			1.0

TriZetto Group (The)			1.0

Aceto Corporation			1.0

Universal Truckload Services			0.9

Transaction Systems Architects Cl. A			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			24.3%

Health			16.9

Industrial Products			14.9

Industrial Services			12.8

Financial Intermediaries			10.1

Natural Resources			9.4

Consumer Services			5.7

Consumer Products			5.6

Financial Services			3.6

Diversified Investment Companies			1.9

Miscellaneous			4.9

Preferred Stock			0.5

Cash and Cash Equivalents			6.9

14  |  2006 ANNUAL REPORT TO STOCKHOLDERS

Performance and Portfolio Review

Senza Corporation is a women’s apparel retailer based in Canada whose stock we first purchased in 1995. Its share price climbed when its acquisition by a larger competitor was announced in November, which prompted us to sell our position at a substantial net gain. A happy exception to the woes that afflicted many healthcare stocks in 2006 was the terrific performance of First Consulting Group, which provides management and other services to healthcare, pharmaceutical and life sciences businesses. We liked its niche business and balance sheet. The earnings strength of this top-ten position seemed to take Wall Street by surprise in 2006, which in turn drew more investors to its stock.

     Net losses for individual companies in the portfolio were generally small. Multi-business holding company BB Holdings spun off a subsidiary that trades in the U.S., but its own domestic de-listing drove investors away from the stock, which continues to trade on the London Exchange. American Bank Note Holographics, a firm that produces holograms for currency, credit card identification and document security saw its stock price fall 60% in March on news that a major credit card company would no longer be using the firm’s security stripe. Its stock was only able to mount a slight rebound. We held on to our position owing to our regard for its niche business, balance sheet and positive earnings.
		PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain
			Average Market Capitalization	$280 million

International Assets Holding	$2,795,352		Weighted Average P/E Ratio	18.6x*

La Senza Corporation	2,537,402		Weighted Average P/B Ratio	1.9x

First Consulting Group	2,167,383		Weighted Average Yield	0.6%

Volt Information Sciences	1,884,059		Fund Net Assets	$344 million

Covansys Corporation	1,729,279		Turnover Rate	34%

			Net Leverage†	11%
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
BB Holdings	$1,513,960		Market Price	RMT
			NAV	XOTCX
American Bank Note Holographics	838,012
*Excludes 18% of portfolio holdings with zero or negative earnings as of 12/31/06.
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, applicable to Common Stockholders.

Stein Mart	728,121

America’s Car-Mart	719,317
		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/06 at NAV or Liquidation Value
Hi-Tech Pharmacal	637,230

			23.3 million shares of Common Stock	$344 million

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.

[2] Reflects the actual market price of one share as it traded on Nasdaq and, beginning on 12/1/03, on the NYSE.
			6.00% Cumulative Preferred Stock	$60 million

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RMT (NAV)	15.78%	17.83	0.89

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2006 ANNUAL REPORT TO STOCKHOLDERS  |  15

ROYCE FOCUS TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Although its calendar-year net asset value (NAV) performance suffered a bit in comparison to its small-cap benchmark, the Russell 2000, we were pleased with the results for Royce Focus Trust (FUND) on an absolute basis. FUND gained 15.9% on an NAV basis, and an impressive 30.5% on a market price basis, compared to a gain of 18.4% for the Russell 2000. In all but one quarter in 2006, the Fund’s NAV results went much the way that we would expect, with solid up-market turns in the dynamic first and fourth quarters and slightly better relative downmarket performance in the bearish second quarter. During the bullish first quarter, the Fund was up 13.6% on an NAV basis and 18.4% on a market price basis, compared to a 13.9% gain for the Russell 2000. The second quarter saw the Fund lose 4.8% on an NAV basis and 6.5% on a market price basis, while the Russell 2000 declined 5.0%.

     However, in the underwhelming environment of the third quarter, FUND declined 3.6% on an NAV basis, compared to a gain of 0.4% for both its market price and the Russell 2000. The Fund rebounded nicely in the fourth quarter, when stock prices in general were on the rise. On an NAV basis, FUND was up 11.2% (+17.5% on a market price basis) versus a return of 8.9% for the small-cap index. So while the portfolio did well to make up for its difficult third quarter, it was not enough to push its calendar-year return past that of the Russell 2000.

     The Fund once again posted strong absolute and superior relative results over market-cycle and other long-term performance periods. From the previous small-cap market peak on 3/9/00 through 12/31/06, the Fund gained 200.5% on an NAV basis (+293.4% on a market price basis) versus 41.7% for the Russell 2000. In the more bullish period from the small-cap market trough on 10/9/02 through 12/31/06, FUND’s NAV return was 215.9% (+266.8% on a market price basis) versus a gain of 153.5% for its small-cap benchmark. On both an NAV and market price basis, FUND outperformed the Russell 2000 for the three-, five-, 10-year and since inception of Royce’s management (11/1/96) periods ended 12/31/06. The Fund’s average annual NAV total return since the inception of our management was 14.4%.

     The Industrial Products, Natural Resources and Technology sectors led the way for the year as a whole in dollar-based net gains. Net losses at the individual company level were relatively modest, however disappointing. Multi-business holding company BB Holdings spun off a subsidiary that trades in the U.S., but the prospect of its own domestic de-listing sent investors fleeing. Its stock continues to trade in London, and we added to our stake during May and June. Canadian energy services company Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. Its share price hit an all-time high early in 2006 and was mostly on a downward slide through the rest of the year, even as it continued to post solid earnings. After trimming our position between early 2005 and February 2006, we began to purchase shares at what we judged to be attractive prices during

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

Fourth Quarter 2006*			11.17%

July-December 2006*			7.18

One-Year			15.85

Three-Year			19.42

Five-Year			18.12

10-Year			14.09

Since Inception (11/1/96)†			14.35
* Not annualized. † Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2006	15.9%	2001	10.0%

2005	13.3	2000	20.9

2004	29.2	1999	8.7

2003	54.3	1998	-6.8

2002	-12.5	1997	20.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

New Zealand Government 6.00% Bond			4.4%

Athena Neurosciences Finance 7.25% Bond			3.9

IPSCO			3.6

Harris Steel Group			3.5

Canadian Government 3.00% Bond			3.3

Simpson Manufacturing			3.0

Metal Management			3.0

Silver Standard Resources			2.9

Ivanhoe Mines			2.8

Florida Rock Industries			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Industrial Products			25.9%

Natural Resources			21.8

Technology			7.5

Health			6.4

Consumer Services			6.0

Consumer Products			5.5

Financial Intermediaries			4.0

Industrial Services			3.0

Financial Services			2.6

Bonds			11.6

Cash and Cash Equivalents			21.5

16  |  2006 ANNUAL REPORT TO STOCKHOLDERS

Performance and Portfolio Review

July and October. Orchid Cellmark has a dominant position in DNA testing, a promising niche business that we liked a great deal. However, it struggled with losses and meeting new regulations and the resulting accounting difficulties left us with enough uncertainty about the firm’s future prospects to sell our position in August.
     Within Industrial Products, several holdings posted impressive net gains. Top-ten holding Harris Steel Group processes, fabricates and installs steel products. Its price began to rise in November with news of a second consecutive quarter of better-than-expected earnings followed by the announcement of Harris being acquired by a competitor in December. After correcting between May and early September, the share price of scrap metal recycling services company Metal Management showed new life, helped in part by strong earnings. In the Natural Resources sector, several precious metals and mining companies overcame their own stock price corrections to end the year on a high note. Six of the Fund’s 20 top-gaining stocks on a dollar basis came from the precious metals and mining group in 2006, including Silver Standard Resources and Glamis Gold. At year-end, our take on the long-term prospects for both energy and precious metals stocks remained positive. We have chosen to act opportunistically, occasionally buying on dips and at times trimming on upticks, our eyes focused firmly on the long view.
		PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain
			Average Market Capitalization	$1,672 million

Silver Standard Resources	$2,721,635		Weighted Average P/E Ratio	11.8x

Harris Steel Group	2,226,162		Weighted Average P/B Ratio	2.0x

Metal Management	2,119,554		Weighted Average Yield	1.4%

Glamis Gold	1,699,548		Fund Net Assets	$159 million

Lincoln Electric Holdings	1,564,234		Turnover Rate	30%

			Net Leverage*	0%
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
BB Holdings	$1,121,661		Market Price	FUND
			NAV	XFUNX
Trican Well Service	878,364	*Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

Orchid Cellmark	800,561

International Coal Group	777,511	CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/06 at NAV or Liquidation Value

Ensign Energy Services	767,313

			16.3 million shares of Common Stock	$159 million

[1] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[1] Reflects the cumulative total return of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.
[3] Reflects the actual market price of one share as it traded on Nasdaq.
			6.00% Cumulative Preferred Stock	$25 million

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		FUND (NAV)	18.12%	17.31	1.05

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2006 ANNUAL REPORT TO STOCKHOLDERS  |  17

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price*	Shares	Value**	Value**

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693

12/31/06		$21,922		8,102	$167,063	$179,945

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354

12/31/06		$8,900		3,479	$51,385	$57,647

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357

12/31/06		$7,044		2,530	$24,668	$27,020

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.

**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18  |  2006 ANNUAL REPORT TO STOCKHOLDERS

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS

Why should I reinvest my distributions?
 By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
 The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
 If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
 The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2006.

How do the Plans work for registered stockholders?
 Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
 You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2006 ANNUAL REPORT TO STOCKHOLDERS  |  19

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 107.9%			Restaurants and Lodgings - 1.4%
			Applebee’s International	63,000	$1,554,210
Consumer Products – 4.7%			Benihana Cl. A [a,c]	6,600	202,620
Apparel and Shoes - 1.6%			CEC Entertainment [a,c]	121,400	4,886,350
Kenneth Cole Productions Cl. A	35,000	$839,650	IHOP Corporation	93,400	4,922,180
Columbia Sportswear [c]	34,600	1,927,220	†Morgans Hotel Group [a,c]	90,000	1,523,700
K-Swiss Cl. A	105,000	3,227,700	Steak n Shake [a]	183,000	3,220,800
Oakley	94,900	1,903,694
Polo Ralph Lauren Cl. A	38,200	2,966,612			16,309,860
Tandy Brands Accessories	16,900	198,068
Weyco Group	307,992	7,653,601	Retail Stores - 2.4%
			†America’s Car-Mart [a,c]	70,400	834,944
		18,716,545	Big Lots [a]	155,300	3,559,476
			CarMax [a]	56,000	3,003,280
Collectibles - 0.3%			Children’s Place Retail Stores [a]	13,670	868,318
Russ Berrie & Company [a]	230,000	3,553,500	Claire’s Stores	209,800	6,952,772
			Cost Plus [a,c]	80,500	829,150
Food/Beverage/Tobacco - 0.2%			Fred’s Cl. A	50,000	602,000
Hain Celestial Group [a,c]	37,800	1,179,738	Gander Mountain [a,c]	53,300	480,233
Hershey Creamery	709	1,488,900	Hot Topic [a,c]	29,000	386,860
			Krispy Kreme Doughnuts [a]	85,000	943,500
		2,668,638	99 Cents Only Stores [a,c]	95,000	1,156,150
			Stein Mart	142,800	1,893,528
Home Furnishing and Appliances - 0.3%			Tiffany & Co.	75,000	2,943,000
Aaron Rents	4,500	129,510	Urban Outfitters [a,c]	27,000	621,810
Ethan Allen Interiors	35,800	1,292,738	West Marine [a]	131,100	2,264,097
†Jacuzzi Brands [a,c]	145,000	1,802,350	Wet Seal (The) Cl. A [a]	162,000	1,080,540
La-Z-Boy [c]	68,200	809,534
					28,419,658
		4,034,132
			Other Consumer Services - 2.4%
Publishing - 0.4%			Corinthian Colleges [a,c]	106,500	1,451,595
Scholastic Corporation [a]	130,000	4,659,200	ITT Educational Services [a]	80,000	5,309,600
			Laureate Education [a,c]	75,000	3,647,250
Sports and Recreation - 0.6%			MoneyGram International	74,900	2,348,864
Coachmen Industries	47,700	524,700	Renaissance Learning	15,000	265,950
Monaco Coach	166,650	2,359,764	Sotheby’s	485,200	15,050,904
Nautilus	2,000	28,000
Sturm, Ruger & Company [a]	272,900	2,619,840			28,074,163
Thor Industries	26,100	1,148,139
			Total (Cost $48,875,384)		76,357,108
		6,680,443
			Diversified Investment Companies – 0.1%
Other Consumer Products - 1.3%			Closed-End Funds - 0.1%
Blyth	14,700	305,025	Central Fund of Canada Cl. A	111,500	1,041,410
Burnham Holdings Cl. B	36,000	594,000
Fossil [a,c]	82,800	1,869,624	Total (Cost $589,526)		1,041,410
Lazare Kaplan International [a]	103,600	1,030,820
Leapfrog Enterprises [a,c]	175,000	1,659,000	Financial Intermediaries – 11.0%
Matthews International Cl. A	100,000	3,935,000	Banking - 3.5%
RC2 Corporation [a]	132,600	5,834,400	BOK Financial	129,327	7,110,398
			Bank of N.T. Butterfield & Son	118,750	6,679,687
		15,227,869	CFS Bancorp	260,000	3,809,000
			Cadence Financial	30,300	656,601
Total (Cost $32,903,921)		55,540,327	Commercial National Financial	45,300	878,820
			Exchange National Bancshares	50,400	1,587,600
Consumer Services – 6.5%			Farmers & Merchants Bank of Long Beach	1,266	8,545,500
Direct Marketing - 0.1%			Heritage Financial	12,915	316,805
FTD Group [a,c]	55,000	983,950	HopFed Bancorp	25,000	397,500
			Jefferson Bancshares	25,000	325,500
Leisure and Entertainment - 0.1%			Mechanics Bank	200	3,921,000
Shuffle Master [a,c]	15,000	393,000	NetBank	70,000	324,800
Steiner Leisure [a]	2,100	95,550	Old Point Financial	20,000	568,000
			Partners Trust Financial Group	100,000	1,164,000
		488,550	Sun Bancorp [a,c]	44,100	929,187

Media and Broadcasting - 0.1%
Cox Radio Cl. A [a,c]	23,000	374,900
†Discovery Holding Company Cl. A [a,c]	50,000	804,500
†Discovery Holding Company Cl. B [a,c]	56,100	901,527

		2,080,927

20 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			PRG-Schultz International [a,c]	14,420	$115,360
Banking (continued)			SEI Investments	141,200	8,409,872
Tompkins Trustco	17,545	$797,420
Whitney Holding	40,500	1,321,110			20,410,985
Wilber Corporation	31,700	317,634
Wilmington Trust	31,000	1,307,270	Insurance Brokers - 1.2%
Yadkin Valley Financial	3,800	71,668	Crawford & Company Cl. A	289,200	1,732,308
			Crawford & Company Cl. B	162,300	1,184,790
		41,029,500	Gallagher (Arthur J.) & Co.	111,200	3,285,960
			Hilb Rogal & Hobbs	155,050	6,530,706
Insurance - 4.1%			National Financial Partners	22,000	967,340
Alleghany Corporation [a]	11,097	4,034,869	U.S.I. Holdings [a,c]	40,000	614,400
Aspen Insurance Holdings	64,000	1,687,040
Commerce Group	89,000	2,647,750			14,315,504
Erie Indemnity Cl. A	139,900	8,111,402
IPC Holdings	27,000	849,150	Investment Management - 4.5%
Leucadia National	84,940	2,395,308	ADDENDA Capital	150,900	3,029,258
Markel Corporation [a]	7,200	3,456,720	AllianceBernstein Holding L.P.	333,100	26,781,240
Montpelier Re Holdings	66,000	1,228,260	BKF Capital Group [a]	65,700	220,095
NYMAGIC	85,200	3,118,320	Eaton Vance	140,400	4,634,604
Ohio Casualty	107,000	3,189,670	Federated Investors Cl. B	161,900	5,468,982
PXRE Group [a]	166,551	767,800	GAMCO Investors Cl. A	158,600	6,099,756
ProAssurance Corporation [a,c]	38,070	1,900,454	Nuveen Investments Cl. A	138,600	7,190,568
RLI	99,724	5,626,428
†Security Capital Assurance	30,000	834,900			53,424,503
21st Century Insurance Group	62,000	1,094,300
Wesco Financial	4,750	2,185,000	Other Financial Services - 0.8%
White Mountains Insurance Group	10,000	5,794,300	†AmeriCredit Corporation [a,c]	18,870	474,958
			CharterMac	59,600	1,279,612
		48,921,671	Credit Acceptance [a,c]	46,601	1,553,211
			†KKR Private Equity Investors LLP	105,000	2,399,250
Real Estate Investment Trusts - 1.1%			Municipal Mortgage & Equity	40,300	1,297,660
Gladstone Commercial	34,700	698,858	Ocwen Financial [a,c]	50,000	793,000
Government Properties Trust	50,000	530,000	Van der Moolen Holding ADR	21,362	125,395
†KKR Financial	161,200	4,318,548	World Acceptance [a,c]	21,700	1,018,815
Opteum Cl. A	897,500	6,821,000
					8,941,901
		12,368,406
			Total (Cost $59,143,116)		97,092,893
Securities Brokers - 0.8%
Dundee Wealth Management	100,000	1,179,951	Health – 7.0%
†Evercore Partners Cl. A [a,c]	19,400	714,890	Commercial Services - 1.4%
First Albany Companies [a]	350,100	812,232	First Consulting Group [a]	560,900	7,717,984
Investment Technology Group [a]	30,400	1,303,552	PAREXEL International [a,c]	313,700	9,087,889
Knight Capital Group Cl. A [a,c]	229,700	4,403,349
optionsXpress Holdings	53,000	1,202,570			16,805,873

		9,616,544	Drugs and Biotech - 1.5%
			Affymetrix [a,c]	10,000	230,600
Other Financial Intermediaries - 1.5%			Antigenics [a,c]	99,300	181,719
†AP Alternative Assets L.P. [a]	133,000	2,394,000	Cerus Corporation [a,c]	21,700	127,162
International Securities Exchange Cl. A	75,000	3,509,250	DUSA Pharmaceuticals [a]	79,700	342,710
MCG Capital	138,000	2,804,160	Endo Pharmaceuticals Holdings [a]	172,300	4,752,034
MVC Capital	353,900	4,728,104	Gene Logic [a]	365,000	562,100
MarketAxess Holdings [a]	67,000	909,190	Hi-Tech Pharmacal [a]	1,650	20,081
RHJ International [a]	177,500	3,795,804	Hollis-Eden Pharmaceuticals [a,c]	44,000	231,440
			Human Genome Sciences [a,c]	90,000	1,119,600
		18,140,508	K-V Pharmaceutical Cl. A [a,c]	51,500	1,224,670
			Medicines Company (The) [a,c]	20,000	634,400
Total (Cost $90,347,936)		130,076,629	Millennium Pharmaceuticals [a,c]	100,000	1,090,000
			Myriad Genetics [a,c]	50,000	1,565,000
Financial Services – 8.2%			Perrigo Company	186,750	3,230,775
Information and Processing - 1.7%			Pharmanet Development Group [a,c]	10,000	220,700
eFunds Corporation [a,c]	126,875	3,489,063	QLT [a,c]	114,070	965,032
FactSet Research Systems	35,350	1,996,568	Telik [a]	100,000	443,000
Global Payments	68,500	3,171,550	VIVUS [a,c]	163,300	591,146
Interactive Data	134,300	3,228,572
					17,532,169

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 21

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Health (continued)			CLARCOR	83,500	$2,823,135
Health Services - 1.6%			Donaldson Company	92,800	3,221,088
Albany Molecular Research [a]	85,000	$897,600	GrafTech International [a,c]	64,790	448,347
Cross Country Healthcare [a]	30,000	654,600	PerkinElmer	135,000	3,001,050
Eclipsys Corporation [a,c]	20,000	411,200	Powell Industries [a,c]	92,400	2,917,068
Gentiva Health Services [a]	30,150	574,659	II-VI [a]	13,500	377,190
HMS Holdings [a,c]	50,000	757,500
†HealthSouth Corporation [a,c]	200,000	4,530,000			14,573,836
Lincare Holdings [a,c]	52,562	2,094,070
MedQuist [a]	73,893	993,861	Machinery - 5.7%
National Home Health Care	20,000	229,400	Baldor Electric	62,900	2,102,118
On Assignment [a]	375,400	4,410,950	Coherent [a,c]	243,500	7,687,295
Paramount Acquisition (Units) [a]	280,000	1,904,000	Exco Technologies	91,000	294,190
Quovadx [a]	3,000	8,460	Federal Signal	58,600	939,944
†Res-Care [a,c]	65,460	1,188,099	Franklin Electric	84,200	4,327,038
			Graco	96,825	3,836,206
		18,654,399	Hardinge	192,893	2,904,969
			IDEX Corporation	36,000	1,706,760
Medical Products and Devices - 2.3%			Intermec [a,c]	3,000	72,810
Allied Healthcare Products [a]	210,200	1,086,734	Lincoln Electric Holdings	228,680	13,816,846
Arrow International	195,728	6,924,857	Nordson Corporation	172,200	8,580,726
ArthroCare Corporation [a,c]	10,000	399,200	PAXAR Corporation [a,c]	267,500	6,168,550
Bruker BioSciences [a]	370,200	2,780,202	Rofin-Sinar Technologies [a]	128,000	7,738,880
CONMED Corporation [a,c]	81,500	1,884,280	†Williams Controls [a]	37,499	543,735
IDEXX Laboratories [a]	79,000	6,264,700	Woodward Governor	154,800	6,147,108
Invacare Corporation	103,100	2,531,105
Novoste Corporation [a]	16,625	44,888			66,867,175
STERIS Corporation	98,600	2,481,762
Young Innovations	62,550	2,082,915	Metal Fabrication and Distribution - 2.0%
Zoll Medical [a]	20,200	1,176,448	Commercial Metals	36,600	944,280
			CompX International Cl. A	292,300	5,892,768
		27,657,091	Gerdau Ameristeel	61,100	545,012
			Harris Steel Group	100,000	3,729,366
Personal Care - 0.2%			IPSCO	14,500	1,361,115
Nutraceutical International [a]	22,800	349,068	Kaydon Corporation	208,700	8,293,738
USANA Health Sciences [a,c]	38,900	2,009,574	NN	127,100	1,579,853
			Novamerican Steel [a]	10,800	394,200
		2,358,642	Reliance Steel & Aluminum	25,920	1,020,730

Total (Cost $56,168,057)		83,008,174			23,761,062

Industrial Products – 17.7%			Paper and Packaging - 0.1%
Automotive - 0.5%			Peak International [a]	408,400	1,192,528
Fuel Systems Solutions [a,c]	22,500	496,800
LKQ Corporation [a,c]	200,000	4,598,000	Specialty Chemicals and Materials - 2.1%
Quantam Fuel Systems Technologies Worldwide [a,c]	15,500	24,800	Aceto Corporation	78,410	677,462
Superior Industries International	52,000	1,002,040	Balchem Corporation	11,250	288,900
			Cabot Corporation	183,500	7,995,095
		6,121,640	Hawkins	206,878	2,958,355
			Lydall [a,c]	35,500	383,755
Building Systems and Components - 1.0%			MacDermid	264,131	9,006,867
Decker Manufacturing	6,022	222,814	Schulman (A.)	143,100	3,183,975
Preformed Line Products	91,600	3,228,900	Sensient Technologies	22,000	541,200
Simpson Manufacturing	250,800	7,937,820
					25,035,609
		11,389,534
			Textiles - 0.1%
Construction Materials - 2.1%			Unifi [a,c]	145,100	355,495
Ash Grove Cement Cl. B	50,518	10,709,816
Florida Rock Industries	100,175	4,312,534	Other Industrial Products - 2.9%
Heywood Williams Group [a]	958,837	2,041,676	Brady Corporation Cl. A	293,400	10,937,952
Synalloy Corporation [a,b]	345,000	6,361,800	Diebold	86,700	4,040,220
†USG Corporation [a,c]	25,000	1,370,000	Distributed Energy Systems [a]	32,000	115,200
			Kimball International Cl. B	387,380	9,413,334
		24,795,826	Maxwell Technologies [a]	21,500	299,925
			†Mettler-Toledo International [a,c]	28,700	2,262,995
Industrial Components - 1.2%			Myers Industries	30,499	477,614
Barnes Group	4,000	87,000	Peerless Manufacturing [a]	148,600	3,667,448
Bel Fuse Cl. A	2,000	60,340	Solar Integrated Technologies [a]	75,000	54,335
C & D Technologies [c]	345,700	1,638,618

22 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Printing - 0.1%
Other Industrial Products (continued)			Bowne & Co.	68,100	$1,085,514
†Waters Corporation [a]	75,990	$3,721,230
			Transportation and Logistics - 3.4%
		34,990,253	Alexander & Baldwin	60,000	2,660,400
			Arkansas Best	1,200	43,200
Total (Cost $110,610,487)		209,082,958	Atlas Air Worldwide Holdings [a,c]	17,000	756,500
			C. H. Robinson Worldwide	80,000	3,271,200
Industrial Services – 13.0%			EGL [a,c]	123,125	3,666,662
Advertising and Publishing - 0.8%			Forward Air	234,750	6,791,318
Interpublic Group of Companies [a,c]	510,000	6,242,400	Frozen Food Express Industries	286,635	2,465,061
Lamar Advertising Cl. A [a,c]	26,000	1,700,140	Hub Group Cl. A [a,c]	174,400	4,804,720
MDC Partners Cl. A [a]	60,000	444,000	Landstar System	11,200	427,616
ValueClick [a]	45,000	1,063,350	Patriot Transportation Holding [a]	96,300	8,990,568
			UTI Worldwide	105,000	3,139,500
		9,449,890	Universal Truckload Services [a]	115,100	2,733,625

Commercial Services - 4.7%					39,750,370
ABM Industries	134,800	3,061,308
†Acquicor Technology (Units) [a]	600,000	4,350,000	Other Industrial Services - 0.5%
Allied Waste Industries [a]	188,800	2,320,352	Landauer	117,900	6,186,213
Anacomp Cl. A [a]	26,000	218,400
BB Holdings [a]	194,900	562,881	Total (Cost $83,177,831)		153,000,207
Bennett Environmental [a,c]	20,900	16,720
Central Parking	18,300	329,400	Natural Resources – 10.3%
Convergys Corporation [a]	121,000	2,877,380	Energy Services - 4.0%
Copart [a]	158,100	4,743,000	Atwood Oceanics [a,c]	29,400	1,439,718
eResearch Technology [a,c]	181,000	1,218,130	Carbo Ceramics	158,400	5,919,408
First Advantage Cl. A [a,c]	5,000	114,800	Core Laboratories [a]	10,000	810,000
Global Imaging Systems [a]	100,000	2,195,000	Environmental Power [a]	326,000	2,885,100
Grupo Aeroportuario del Sureste ADR	36,900	1,567,143	Global Industries [a]	54,500	710,680
Hewitt Associates Cl. A [a,c]	164,620	4,238,965	Hanover Compressor [a,c]	360,000	6,800,400
Iron Mountain [a,c]	156,175	6,456,275	Helmerich & Payne	80,600	1,972,282
Learning Tree International [a,c]	53,400	474,726	Hydril [a,c]	25,000	1,879,750
MPS Group [a]	564,600	8,006,028	Input/Output [a]	494,100	6,734,583
Manpower	105,800	7,927,594	TETRA Technologies [a,c]	68,000	1,739,440
New Horizons Worldwide [a]	228,600	240,030	Universal Compression Holdings [a]	195,100	12,117,661
Rollins	130,500	2,885,355	Willbros Group [a,c]	207,600	3,923,640
Spherion Corporation [a,c]	53,000	393,790
TRC Companies [a]	3,600	31,068			46,932,662
Viad Corporation	9,025	366,415
Wright Express [a,c]	30,000	935,100	Oil and Gas - 2.5%
			Bill Barrett [a,c]	50,000	1,360,500
		55,529,860	†Carrizo Oil & Gas [a,c]	41,700	1,210,134
			Cimarex Energy	193,990	7,080,635
Engineering and Construction - 1.1%			†FX Energy [a,c]	20,000	123,400
Dycom Industries [a,c]	35,500	749,760	Falcon Oil & Gas [a]	360,000	1,179,265
Fleetwood Enterprises [a]	234,300	1,853,313	†Helix Energy Solutions Group [a,c]	34,226	1,073,670
Insituform Technologies Cl. A [a,c]	174,300	4,507,398	Particle Drilling Technologies [a]	61,500	263,220
Washington Group International [a]	100,000	5,979,000	Penn Virginia	16,440	1,151,458
			PetroCorp [a,d]	61,400	0
		13,089,471	Pioneer Drilling [a,c]	1,800	23,904
			SEACOR Holdings [a,c]	151,500	15,019,710
Food and Tobacco Processors - 0.5%			†Storm Cat Energy [a,c]	330,800	393,652
American Italian Pasta Cl. A [a]	10,000	89,500	W&T Offshore	25,000	768,000
MGP Ingredients	127,400	2,880,514
Performance Food Group [a]	10,000	276,400			29,647,548
Seneca Foods Cl. A [a]	71,500	1,737,450
Seneca Foods Cl. B [a]	13,251	321,999	Precious Metals and Mining - 2.2%
			Agnico-Eagle Mines	34,000	1,402,160
		5,305,863	Bema Gold [a,c]	248,000	1,302,000
			Constellation Copper [a]	186,900	230,790
Industrial Distribution - 1.9%			Entree Gold [a]	90,000	139,500
Central Steel & Wire	6,662	4,030,510	Etruscan Resources [a]	675,900	2,214,070
MSC Industrial Direct Cl. A	20,000	783,000	Gammon Lake Resources [a,c]	188,300	3,067,407
Ritchie Bros. Auctioneers	310,400	16,618,816	Golden Star Resources [a,c]	175,000	516,250
Strategic Distribution [a]	115,000	1,170,700	Hecla Mining [a,c]	598,000	4,580,680

		22,603,026

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 23

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			UQM Technologies [a,c]	50,000	$137,000
Precious Metals and Mining (continued)			Vishay Intertechnology [a,c]	186,000	2,518,440
IAMGOLD Corporation	300,620	$2,648,462	Zebra Technologies Cl. A [a,c]	76,525	2,662,305
†International Coal Group [a,c]	189,000	1,030,050
Ivanhoe Mines [a,c]	140,000	1,376,200			70,198,554
Meridian Gold [a,c]	111,000	3,084,690
Miramar Mining [a]	245,000	1,107,400	Distribution - 1.5%
Pan American Silver [a,c]	41,000	1,031,970	Agilysys	165,125	2,764,192
QGX [a]	30,000	47,078	Anixter International [a]	61,795	3,355,468
Randgold Resources ADR [a,c]	53,000	1,243,380	Benchmark Electronics [a,c]	208,200	5,071,752
Stillwater Mining [a,c]	10,780	134,642	Solectron Corporation [a,c]	1,070,100	3,445,722
Yamana Gold	80,000	1,054,400	Tech Data [a,c]	86,500	3,275,755

		26,211,129			17,912,889

Real Estate - 1.4%			Internet Software and Services - 1.9%
Alico	27,000	1,367,010	Arbinet-thexchange [a]	87,200	478,728
Consolidated-Tomoka Land	13,564	982,034	CMGI [a,c]	1,535,000	2,056,900
†Realogy Corporation [a,c]	300,000	9,096,000	CNET Networks [a,c]	155,400	1,412,586
The St. Joe Company	98,900	5,298,073	CryptoLogic	137,000	3,178,400
			CyberSource Corporation [a,c]	10,000	110,200
		16,743,117	EarthLink [a,c]	55,200	391,920
			Internap Network Services [a,c]	144,890	2,878,964
Other Natural Resources - 0.2%			†j2 Global Communications [a,c]	43,420	1,183,195
PICO Holdings [a]	55,200	1,919,304	Jupitermedia Corporation [a,c]	500,000	3,960,000
			Lionbridge Technologies [a]	37,500	241,500
Total (Cost $71,041,325)		121,453,760	†NetEase.com ADR [a,c]	100,000	1,869,000
			RealNetworks [a,c]	245,400	2,684,676
Technology – 24.2%			S1 Corporation [a]	5,054	27,848
Aerospace and Defense - 0.6%			SupportSoft [a]	220,000	1,205,600
Allied Defense Group (The) [a]	45,700	971,125
Armor Holdings [a,c]	11,410	625,839			21,679,517
Astronics Corporation [a]	52,400	896,564
Axsys Technologies [a]	10,000	175,700	IT Services - 4.1%
Ducommun [a]	117,200	2,681,536	answerthink [a]	655,000	2,017,400
Hexcel Corporation [a,c]	47,500	826,975	BearingPoint [a,c]	788,800	6,207,856
Integral Systems	49,800	1,153,866	Black Box	47,000	1,973,530
			CACI International Cl. A [a,c]	10,000	565,000
		7,331,605	CIBER [a,c]	10,000	67,800
			Cogent Communications Group [a,c]	226,900	3,680,318
Components and Systems - 6.0%			Computer Task Group [a]	101,100	480,225
Analogic Corporation	40,135	2,253,179	Covansys Corporation [a]	188,900	4,335,255
Belden CDT	57,800	2,259,402	Diamond Management &
Checkpoint Systems [a]	56,060	1,132,412	Technology Consultants	80,400	1,000,176
Dionex Corporation [a]	81,000	4,593,510	Forrester Research [a]	40,300	1,092,533
Electronics for Imaging [a,c]	25,000	664,500	Gartner [a]	126,000	2,493,540
Energy Conversion Devices [a,c]	105,500	3,584,890	Keane [a]	468,000	5,573,880
Excel Technology [a]	168,500	4,311,915	MAXIMUS	127,900	3,936,762
Hutchinson Technology [a,c]	47,500	1,119,575	Perot Systems Cl. A [a,c]	165,100	2,705,989
Imation Corporation	15,700	728,951	Sapient Corporation [a,c]	806,602	4,428,245
InFocus Corporation [a]	228,100	609,027	Syntel	152,679	4,091,797
KEMET Corporation [a]	95,600	697,880	TriZetto Group (The) [a,c]	215,200	3,953,224
Kronos [a]	38,775	1,424,594
Methode Electronics	50,000	541,500			48,603,530
Newport Corporation [a,c]	592,200	12,406,590
On Track Innovations [a,c]	40,000	276,200	Semiconductors and Equipment - 3.6%
Perceptron [a]	397,400	3,365,978	Axcelis Technologies [a]	135,000	787,050
Plexus Corporation [a,c]	325,700	7,777,716	BE Semiconductor Industries [a]	58,000	341,620
Power-One [a,c]	10,000	72,800	Brooks Automation [a,c]	28,500	410,400
REMEC	143,387	189,271	Cabot Microelectronics [a]	131,200	4,452,928
Radiant Systems [a,c]	32,500	339,300	Catalyst Semiconductor [a]	200	688
Richardson Electronics	116,700	1,063,137	CEVA [a]	31,666	204,879
SafeNet [a,c]	36,240	867,586	Cognex Corporation	197,700	4,709,214
TTM Technologies [a]	221,400	2,508,462	Conexant Systems [a]	11,980	24,439
Technitrol	311,200	7,434,568	Credence Systems [a,c]	53,600	278,720
Tektronix	159,680	4,657,866	DSP Group [a]	115,000	2,495,500
			DTS [a]	64,100	1,550,579

24 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Sycamore Networks [a]	171,000	$642,960
Semiconductors and Equipment (continued)			Time Warner Telecom Cl. A [a,c]	179,000	3,567,470
†Diodes [a,c]	167,900	$5,957,092	Tollgrade Communications [a]	20,000	211,400
Dolby Laboratories Cl. A [a]	83,900	2,602,578	USA Mobility	97,500	2,181,075
Exar Corporation [a,c]	231,976	3,015,688	†Vonage Holdings [a]	100,000	694,000
Fairchild Semiconductor International [a,c]	51,200	860,672
International Rectifier [a,c]	120,000	4,623,600			34,250,998
Intevac [a]	57,450	1,490,827
†IXYS Corporation [a]	10,000	89,000	Total (Cost $209,667,396)		285,682,412
Kulicke & Soffa Industries [a,c]	105,800	888,720
Novellus Systems [a,c]	12,000	413,040	Utilities – 0.2%
Pericom Semiconductor [a]	58,000	665,260	CH Energy Group	44,500	2,349,600
Power Integrations [a]	49,000	1,141,700	Southern Union	11,576	323,549
Sanmina-SCI Corporation [a]	200,000	690,000
Semitool [a,c]	50,000	665,500	Total (Cost $2,127,413)		2,673,149
Staktek Holdings [a]	184,700	951,205
Veeco Instruments [a,c]	65,000	1,217,450	Miscellaneous [e] – 5.0%
†Xilinx	100,000	2,381,000	Total (Cost $55,508,821)		58,451,714

		42,909,349	TOTAL COMMON STOCKS
			(Cost $820,161,213)		1,273,460,741
Software - 3.6%
Advent Software [a,c]	116,800	4,121,872	PREFERRED STOCKS – 0.1%
ANSYS [a]	50,000	2,174,500	Aristotle Corporation 11.00% Conv.	4,800	40,080
Aspen Technology [a]	27,100	298,642	Seneca Foods Conv. [a]	300	7,020
†Avid Technology [a,c]	30,000	1,117,800	Seneca Foods Conv. [a,d]	85,000	1,858,950
†BEA Systems [a]	65,610	825,374
†Borland Software [a,c]	270,000	1,468,800	TOTAL PREFERRED STOCKS
†Epicor Software [a,c]	79,900	1,079,449	(Cost $1,316,015)		1,906,050
iPass [a,c]	268,400	1,578,192
JDA Software Group [a,c]	99,900	1,375,623		PRINCIPAL
MSC.Software [a]	70,000	1,066,100		AMOUNT
ManTech International Cl. A [a]	119,400	4,397,502	CORPORATE BONDS – 0.1%
NAVTEQ Corporation [a,c]	70,000	2,447,900	Dixie Group 7.00%
†Net 1 UEPS Technologies [a]	105,000	3,103,800	Conv. Sub. Deb. due 5/15/12	$397,000	379,135
PLATO Learning [a,c]	149,642	809,563
Progress Software [a,c]	30,500	851,865	TOTAL CORPORATE BONDS
SPSS [a]	179,600	5,400,572	(Cost $326,101)		379,135
Sybase [a,c]	82,600	2,040,220
†THQ [a]	20,000	650,400	REPURCHASE AGREEMENTS – 10.7%
Transaction Systems Architects Cl. A [a,c]	203,150	6,616,596	State Street Bank & Trust Company,
Verint Systems [a,c]	40,000	1,371,200	5.10% dated 12/29/06, due 1/2/07,
			maturity value $46,292,217 (collateralized
		42,795,970	by obligations of various U.S. Government
			Agencies, valued at $47,426,931)
Telecommunications - 2.9%			(Cost $46,266,000)		46,266,000
Adaptec [a,c]	2,584,100	12,041,906
ADTRAN	65,000	1,475,500	Lehman Brothers (Tri-Party),
Broadwing Corporation [a]	1,000	15,620	5.15% dated 12/29/06, due 1/3/07,
Catapult Communications [a,c]	87,100	782,158	maturity value $80,057,222 (collateralized
Covad Communications Group [a,c]	35,000	48,300	by obligations of various U.S. Government
Foundry Networks [a,c]	373,400	5,593,532	Agencies, valued at $81,650,071)
†Globalstar [a,c]	50,000	695,500	(Cost $80,000,000)		80,000,000
Globecomm Systems [a]	233,700	2,058,897
IDT Corporation [a]	78,400	1,060,752	TOTAL REPURCHASE AGREEMENTS
IDT Corporation Cl. B [a,c]	65,000	850,200	(Cost $126,266,000)		126,266,000
Level 3 Communications [a]	400,000	2,240,000
PECO II [a]	93,600	91,728

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 25

ROYCE VALUE TRUST	DECEMBER 31, 2006

Schedule of Investments

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 9.1%
U.S. Treasury Bonds
5.25%-8.125% due 8/15/19-2/15/29	$155,067	$158,240
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.25%)		108,178,797

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $108,337,037)		108,337,037

TOTAL INVESTMENTS – 127.9%
(Cost $1,056,406,366)		1,510,348,963

LIABILITIES LESS CASH AND OTHER ASSETS – (9.3)%		(109,921,400)

PREFERRED STOCK – (18.6)%		(220,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$1,180,427,563

[a]	Non-income producing.

[b]	At December 31, 2006, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[c]	All or a portion of these securities were on loan at December 31, 2006. Total market value of loaned securities at December 31, 2006 was $104,771,383.

[d]	Securities for which market quotations are no longer readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[e]	Includes securities first acquired in 2006 and less than 1% of net assets applicable to Common Stockholders.

†	New additions in 2006.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2006 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,059,579,730. At December 31, 2006, net unrealized appreciation for all securities was $450,769,233, consisting of aggregate gross unrealized appreciation of $486,963,015 and aggregate gross unrealized depreciation of $36,193,782. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST	DECEMBER 31, 2006

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (cost $928,342,916)	$1,377,721,163
Affiliated Companies (cost $1,797,450)	6,361,800

Total investments at value	1,384,082,963
Repurchase agreements (at cost and value)	126,266,000
Cash	4,218,269
Receivable for investments sold	163,233
Receivable for dividends and interest	960,473
Prepaid expenses and other assets	185,168

Total Assets	1,515,876,106

LIABILITIES:
Payable for collateral on loaned securities	108,337,037
Payable for investments purchased	5,359,899
Payable for investment advisory fee	1,205,995
Preferred dividends accrued but not yet declared	288,453
Accrued expenses	257,159

Total Liabilities	115,448,543

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,180,427,563

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 57,258,821 shares outstanding (150,000,000 shares authorized)	$715,035,482
Undistributed net investment income (loss)	(1,605,284)
Accumulated net realized gain (loss) on investments and foreign currency	13,346,011
Net unrealized appreciation (depreciation) on investments and foreign currency	453,939,803
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share - $20.62)	$1,180,427,563

*Investments at identified cost (including $108,337,037 of collateral on loaned securities)	$930,140,366

Market value of loaned securities	$104,771,383

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 27

ROYCE VALUE TRUST	YEAR ENDED DECEMBER 31, 2006

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliates	$10,707,136
Interest	10,258,813
Securities lending	477,117

Total income	21,443,066

Expenses:
Investment advisory fees	13,401,430
Stockholder reports	434,669
Custody and transfer agent fees	222,874
Directors’ fees	118,181
Administrative and office facilities expenses	104,740
Professional fees	58,230
Other expenses	114,509

Total expenses	14,454,633
Compensating balance credits	(8,259)

Net expenses	14,446,374

Net investment income (loss)	6,996,692

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	109,962,913
Affiliated Companies	206,529
Net change in unrealized appreciation (depreciation) on investments and foreign currency	93,033,099

Net realized and unrealized gain (loss) on investments and foreign currency	203,202,541

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	210,199,233

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$197,219,233

*Net of foreign withholding tax of $86,148.

28 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$6,996,692	$321,412
Net realized gain (loss) on investments and foreign currency	110,169,442	99,178,811
Net change in unrealized appreciation (depreciation) on investments and foreign currency	93,033,099	(4,983,024)

Net increase (decrease) in net assets resulting from investment operations	210,199,233	94,517,199

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(1,020,228)	–
Net realized gain on investments and foreign currency	(11,959,772)	(12,980,000)

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	197,219,233	81,537,199

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(7,788,658)	–
Net realized gain on investments and foreign currency	(91,303,684)	(85,780,292)

Total distributions to Common Stockholders	(99,092,342)	(85,780,292)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	50,180,586	43,058,750

Total capital stock transactions	50,180,586	43,058,750

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	148,307,477	38,815,657

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	1,032,120,086	993,304,429

End of year (including undistributed net investment income (loss) of $(1,605,284) at 12/31/06
and $321,412 at 12/31/05)	$1,180,427,563	$1,032,120,086

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 29

ROYCE VALUE TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$18.87	$18.95	$17.03	$13.22	$17.31

INVESTMENT OPERATIONS:
Net investment income (loss)	0.13	0.01	(0.08)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	3.63	1.75	3.81	5.64	(2.25)

Total investment operations	3.76	1.76	3.73	5.59	(2.27)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.02)	–	–	–	(0.01)
Net realized gain on investments and foreign currency	(0.21)	(0.24)	(0.26)	(0.26)	(0.28)

Total distributions to Preferred Stockholders	(0.23)	(0.24)	(0.26)	(0.26)	(0.29)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	3.53	1.52	3.47	5.33	(2.56)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.14)	–	–	–	(0.07)
Net realized gain on investments and foreign currency	(1.64)	(1.61)	(1.55)	(1.30)	(1.44)

Total distributions to Common Stockholders	(1.78)	(1.61)	(1.55)	(1.30)	(1.51)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	0.01	0.00	(0.00)	(0.02)
Effect of rights offering and Preferred Stock offering	–	–	–	(0.22)	–

Total capital stock transactions	(0.00)	0.01	0.00	(0.22)	(0.02)

NET ASSET VALUE, END OF PERIOD	$20.62	$18.87	$18.95	$17.03	$13.22

MARKET VALUE, END OF PERIOD	$22.21	$20.08	$20.44	$17.21	$13.25

TOTAL RETURN (a):
Market Value	20.96%	6.95%	29.60%	41.96%	(6.87)%
Net Asset Value	19.50%	8.41%	21.42%	40.80%	(15.61)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.29%	1.49%	1.51%	1.49%	1.72%
Management fee expense (d)	1.20%	1.37%	1.39%	1.34%	1.56%
Other operating expenses	0.09%	0.12%	0.12%	0.15%	0.16%
Net investment income (loss)	0.62%	0.03%	(0.50)%	(0.36)%	(0.09)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,180,428	$1,032,120	$993,304	$850,773	$560,776
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$160,000
Portfolio Turnover Rate	21%	31%	30%	23%	35%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	6,400,000
Asset coverage per share	$159.14	$142.29	$137.88	$121.68	$112.62
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
5.90% Cumulative	$23.95	$24.75	$24.50	$25.04	–
7.80% Cumulative	–	–	–	$25.87	$26.37
7.30% Tax-Advantaged Cumulative	–	–	–	$25.53	$25.82

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.08%, 1.22%, 1.21%, 1.19% and 1.38% for the periods ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62% and 1.82% for the periods ended December 31, 2003 and 2002, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of Management Fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.

30	|	2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST	DECEMBER 31, 2006

Notes to Financial Statements

Summary of Significant Accounting Policies:
      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
      The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.
      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded on the ex-dividend date at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund

2006 ANNUAL REPORT TO STOCKHOLDERS | 31

ROYCE VALUE TRUST

Notes to Financial Statements (continued)

restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

New Accounting Pronouncements:
      On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Fund’s June 29, 2007 NAV calculation and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
      On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Stock:
      The Fund issued 2,548,023 and 2,294,908 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2006 and 2005, respectively.
      At December 31, 2006, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the

Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
      The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

32  |  2006 ANNUAL REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
      For the twelve rolling 60-month periods ending December 2006, the investment performance of the Fund exceeded the investment performance of the S&P 600 by 4% to 12%. Accordingly, the investment advisory fee consisted of a Basic Fee of $10,218,393 and an upward adjustment of $3,183,037 for performance of the Fund above that of the S&P 600. For the year ended December 31, 2006, the Fund accrued and paid Royce advisory fees totaling $13,401,430.

Distributions to Stockholders:
      The tax character of distributions paid to stockholders during 2006 and 2005 was as follows:

Distributions paid from:	2006	2005
Ordinary income	$24,577,545	$11,811,731
Long-term capital gain	87,494,797	86,948,561

	$112,072,342	$98,760,292

      As of December 31, 2006, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed long-term capital gain	$14,955,604
Unrealized appreciation	450,766,439
Post October currency loss*	(41,513)
Accrued preferred distributions	(288,449)

$465,392,081

*Under current tax law, capital and currency losses realized after October 31, and prior to the Fund’s fiscal year end, may be deferred as occurring on the first day of the following year.

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.

     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2006, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$(114,502)	$(417,617)	$532,119

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $246,066,275 and $259,146,868, respectively.

Transactions in Shares of Affiliated Companies:
     An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2006:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	Gain (Loss)	Income	12/31/06	12/31/06

Peerless Manufacturing**	158,600	$2,775,500	–	$38,275	$206,529	–
Synalloy Corporation	345,000	3,610,080	–	–	–	–	345,000	$6,361,800

		$6,385,580			$206,529	–		$6,361,800

**Not an Affiliated Company at December 31, 2006.

2006 ANNUAL REPORT TO STOCKHOLDERS | 33

ROYCE VALUE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc. (“ Fund”) including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 12, 2007

  34  | 2006 ANNUAL REPORT TO STOCKHOLDERS

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2006

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 110.1%			California Pizza Kitchen [a,c]	2,100	$69,951
Consumer Products – 5.6%			Champps Entertainment [a]	10,000	69,500
Apparel and Shoes - 2.5%			†Famous Dave’s of America [a]	44,470	732,421
†Bluefly [a,c]	400,000	$512,000
Delta Apparel	129,300	2,209,737			896,432
Hartmarx Corporation [a]	70,000	494,200
†Jos. A. Bank Clothiers [a,c]	3,100	90,985	Retail Stores - 4.3%
Kleinert’s [a,d]	14,200	0	A.C. Moore Arts & Crafts [a]	45,600	988,152
Steven Madden	21,750	763,208	America’s Car-Mart [a,c]	182,000	2,158,520
Shoe Pavilion [a]	123,300	906,255	Buckle (The)	25,500	1,296,675
Stride Rite	10,000	150,800	Cache [a]	3,200	80,768
True Religion Apparel [a,c]	26,800	410,308	Casual Male Retail Group [a]	2,000	26,100
Weyco Group	120,000	2,982,000	Cato Corporation Cl. A	71,850	1,646,084
			Cost Plus [a,c]	45,077	464,293
		8,519,493	Deb Shops	19,900	525,360
			Fred’s Cl. A	7,500	90,300
Collectibles - 0.4%			†Gottschalks [a,c]	50,000	574,000
Topps Company (The)	148,500	1,321,650	†PriceSmart [a,c]	51,916	929,816
			Shoe Carnival [a,c]	11,000	347,600
Food/Beverage/Tobacco - 0.3%			Stein Mart	148,900	1,974,414
Green Mountain Coffee Roasters [a,c]	25,600	1,260,288	†Trans World Entertainment [a,c]	65,000	427,700
Nutrition 21 [a,c]	20,000	34,000	United Retail Group [a]	60,600	849,612
			West Marine [a,c]	142,000	2,452,340
		1,294,288	Wild Oats Markets [a]	3,000	43,140

Home Furnishing and Appliances - 0.2%					14,874,874
Lifetime Brands	42,054	690,947
			Other Consumer Services - 0.4%
Publishing - 0.1%			Ambassadors Group	15,000	455,250
Educational Development	10,600	75,790	Ambassadors International	6,100	278,282
			Autobytel [a,c]	20,000	70,000
Sports and Recreation - 0.9%			Cash America International	1,500	70,350
Monaco Coach	142,400	2,016,384	Collectors Universe	11,700	156,780
National R.V. Holdings [a]	31,800	117,342	†Premier Exhibitions [a,c]	60,000	375,000
Orange 21 [a,c]	10,300	50,779	Renaissance Learning	2,365	41,931
Sturm, Ruger & Company [a,c]	95,000	912,000
					1,447,593
		3,096,505
			Total (Cost $13,764,081)		19,676,024
Other Consumer Products - 1.2%
Burnham Holdings Cl. A	79,500	1,311,750	Diversified Investment Companies – 1.9%
Cobra Electronics	10,000	95,600	Closed-End Funds - 1.9%
A.T. Cross Company Cl. A [a]	100,000	760,000	ASA Bermuda	73,300	4,732,248
JAKKS Pacific [a]	25,000	546,000	Central Fund of Canada Cl. A	207,000	1,933,380
Lazare Kaplan International [a]	151,700	1,509,415
Sonic Solutions [a,c]	4,000	65,200	Total (Cost $3,571,777)		6,665,628

		4,287,965	Financial Intermediaries – 10.1%
			Banking - 3.3%
Total (Cost $12,408,469)		19,286,638	Abigail Adams National Bancorp	160,500	2,166,750
			Arrow Financial	14,751	365,382
Consumer Services – 5.7%			Bancorp (The) [a,c]	51,380	1,520,848
Direct Marketing - 0.3%			†Endeavour Mining Capital	150,000	913,262
†Dover Saddlery [a]	9,500	81,415	First National Lincoln	40,200	673,350
FTD Group [a]	55,000	983,950	Lakeland Financial	45,000	1,148,850
ValueVision Media Cl. A [a]	5,000	65,700	Meta Financial Group	44,800	1,335,040
			†Nexity Financial [a]	96,400	1,156,800
		1,131,065	Peapack-Gladstone Financial	27,600	775,560
			Queen City Investments	948	857,940
Leisure and Entertainment - 0.1%			Quest Capital	30,000	77,434
†FortuNet [a,c]	9,600	97,152	Sterling Bancorp	22,869	450,519
IMAX Corporation [a,c]	25,000	94,000
Multimedia Games [a]	5,000	48,000			11,441,735
Progressive Gaming International [a]	9,500	86,165
Singing Machine (The) [a]	5,000	3,450	Insurance - 2.1%
TiVo [a,c]	20,000	102,400	American Safety Insurance Holdings [a]	20,000	371,000

		431,167

Media and Broadcasting - 0.3%
Outdoor Channel Holdings [a,c]	69,750	894,893

Restaurants and Lodgings - 0.3%
Benihana Cl. A [a]	800	24,560

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 35

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Barrier Therapeutics [a,c]	11,300	$85,202
Insurance (continued)			Cambrex Corporation	16,000	363,520
First Acceptance [a]	258,405	$2,770,102	Caraco Pharmaceutical Laboratories [a,c]	148,150	2,074,100
Independence Holding	33,534	732,047	Cardiome Pharma [a,c]	23,400	260,910
NYMAGIC	65,400	2,393,640	Cell Genesys [a]	58,000	196,620
Navigators Group [a]	17,200	828,696	Cerus Corporation [a]	162,200	950,492
			CollaGenex Pharmaceuticals [a,c]	25,000	349,250
		7,095,485	†Cytokinetics [a,c]	5,000	37,400
			Dendreon Corporation [a,c]	11,400	47,538
Real Estate Investment Trusts - 0.7%			Draxis Health [a]	15,000	72,450
†Capstead Mortgage	154,900	1,285,670	Durect Corporation [a]	44,100	195,804
Opteum Cl. A	149,000	1,132,400	DUSA Pharmaceuticals [a,c]	36,700	157,810
			Dyax Corporation [a,c]	15,000	45,450
		2,418,070	Emisphere Technologies [a,c]	163,200	863,328
			†Favrille [a,c]	231,000	577,500
Securities Brokers - 1.8%			Gene Logic [a]	234,479	361,098
†Cowen Group [a]	63,800	1,349,370	Genitope Corporation [a,c]	291,700	1,026,784
First Albany Companies [a]	95,000	220,400	†Halozyme Therapeutics [a]	20,000	161,000
International Assets Holding [a,c]	106,200	3,049,002	Hi-Tech Pharmacal [a]	96,630	1,175,987
Sanders Morris Harris Group	21,000	268,170	†Idenix Pharmaceuticals [a,c]	5,000	43,450
Stifel Financial [a,c]	21,233	832,971	ImmunoGen [a]	44,000	223,080
†Thomas Weisel Partners Group [a]	6,500	137,150	Infinity Pharmaceuticals [a]	8,750	108,938
Tradestation Group [a,c]	30,000	412,500	†Lannett Company [a]	56,100	350,625
			†Lifecore Biomedical [a,c]	22,900	408,307
		6,269,563	Mannkind Corporation [a,c]	42,000	692,580
			Maxygen [a]	5,000	53,850
Other Financial Intermediaries - 2.2%			Micromet [a,c]	14,333	42,999
Electronic Clearing House [a,c]	20,000	368,000	Momenta Pharmaceuticals [a]	65,000	1,022,450
†Kohlberg Capital [a]	84,900	1,468,770	Myriad Genetics [a,c]	25,000	782,500
MVC Capital	211,200	2,821,632	Nabi Biopharmaceuticals [a]	5,000	33,900
MarketAxess Holdings [a]	123,700	1,678,609	Nastech Pharmaceutical [a,c]	2,700	40,851
NGP Capital Resources	58,600	981,550	Neurogen Corporation [a]	40,000	238,000
			Nuvelo [a]	131,500	526,000
		7,318,561	Oncolytics Biotech [a,c]	41,000	85,280
			Orchid Cellmark [a,c]	78,000	241,800
Total (Cost $23,258,455)		34,543,414	†Origin Agritech [a]	70,300	769,082
			Pharmacyclics [a]	98,000	496,860
Financial Services – 3.6%			Pharmanet Development Group [a,c]	25,000	551,750
Insurance Brokers - 0.1%			†Poniard Pharmaceuticals [a,c]	17,300	86,500
Crawford & Company Cl. A	50,000	299,500	Sangamo BioSciences [a,c]	21,000	138,600
			†Seattle Genetics [a,c]	170,000	906,100
Investment Management - 3.0%			Senesco Technologies [a,c]	25,000	27,500
ADDENDA Capital	88,000	1,766,565	Senomyx [a,c]	47,000	610,530
BKF Capital Group [a]	406,500	1,361,775	†Tapestry Pharmaceuticals [a,c]	483,000	966,000
Epoch Holding Corporation [a]	218,300	2,169,902	Tercica [a]	7,900	39,500
Hennessy Advisors	16,500	379,500	Theragenics Corporation [a]	145,800	451,980
†Highbury Financial [a,b,c]	580,400	3,383,732	TorreyPines Therapeutics [a]	6,250	46,125
†Highbury Financial (Warrants) [a]	533,900	880,935	Trimeris [a,c]	85,000	1,080,350
Rockwater Capital [a]	50,000	221,670
					21,915,454
		10,164,079
			Health Services - 2.2%
Other Financial Services - 0.5%			ATC Healthcare Cl. A [a]	35,000	11,900
†Chardan North China Acquisition [a,c]	106,600	923,156	Albany Molecular Research [a]	40,000	422,400
†Chardan North China Acquisition			Bio-Imaging Technologies [a]	35,277	284,333
(Warrants) [a]	148,000	532,800	Encorium Group [a,c]	25,000	132,750
MicroFinancial	10,000	38,900	Gentiva Health Services [a]	23,000	438,380
†Stone Arcade Acquisition [a,c]	62,000	394,320	HMS Holdings [a]	11,900	180,285
			†Health Grades [a]	107,100	480,879
		1,889,176	Healthcare Services Group	2,800	81,088

Total (Cost $10,446,520)		12,352,755

Health – 16.9%
Commercial Services - 2.1%
First Consulting Group [a]	274,700	3,779,872
PAREXEL International [a,c]	121,400	3,516,958

		7,296,830

Drugs and Biotech - 6.4%
Adolor Corporation [a,c]	125,000	940,000
Allos Therapeutics [a,c]	153,600	897,024
Alnylam Pharmaceuticals [a,c]	500	10,700

36 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Nutraceutical International [a]	15,000	$229,650
Health Services (continued)
Hooper Holmes [a]	88,600	$293,266			905,497
Horizon Health [a]	50,000	978,500
MedCath Corporation [a]	18,000	492,480	Total (Cost $43,945,491)		57,996,174
Mediware Information Systems [a]	63,800	533,368
†National Medical Health Card Systems [a,c]	84,900	1,002,669	Industrial Products – 14.9%
On Assignment [a]	41,100	482,925	Automotive - 1.0%
Quovadx [a]	5,000	14,100	International Textile Group [a,c]	75,000	926,250
RehabCare Group [a]	22,000	326,700	LKQ Corporation [a,c]	11,400	262,086
Res-Care [a]	41,000	744,150	Noble International	41,600	834,080
Sun Healthcare Group [a,c]	51,000	644,130	Spartan Motors	4,200	63,756
U.S. Physical Therapy [a]	10,000	122,500	Strattec Security [a]	28,300	1,318,780
			Wescast Industries Cl. A	12,900	125,554
		7,666,803
					3,530,506
Medical Products and Devices - 5.9%
Adeza Biomedical [a,c]	23,200	345,912	Building Systems and Components - 1.0%
Allied Healthcare Products [a]	273,500	1,413,995	AAON	63,700	1,674,036
AngioDynamics [a]	14,000	300,860	Craftmade International	26,200	470,552
Anika Therapeutics [a]	24,000	318,480	Flanders Corporation [a,c]	1,500	14,850
Bruker BioSciences [a]	135,200	1,015,352	LSI Industries	63,812	1,266,668
Caliper Life Sciences [a]	52,400	299,728	Modtech Holdings [a]	3,800	18,810
Cardiac Science [a]	29,947	241,672
CONMED Corporation [a]	3,900	90,168			3,444,916
†Cutera [a]	27,300	737,100
Del Global Technologies [a]	168,279	260,832	Construction Materials - 1.8%
EPIX Pharmaceuticals [a,c]	32,666	225,395	Ash Grove Cement	8,000	1,696,000
Endologix [a,c]	10,500	36,750	Monarch Cement	50,410	1,638,325
Exactech [a,c]	114,100	1,623,643	Synalloy Corporation [a]	161,000	2,968,840
IRIDEX Corporation [a]	49,700	440,839
Kensey Nash [a,c]	24,250	771,150			6,303,165
Langer [a]	7,100	32,589
Medical Action Industries [a]	83,500	2,692,040	Industrial Components - 2.1%
Merit Medical Systems [a,c]	5,700	90,288	American Superconducter [a,c]	52,000	510,120
†Microtek Medical Holdings [a]	89,120	409,952	Bel Fuse Cl. A	55,200	1,665,384
†Minrad International [a]	6,800	37,128	C & D Technologies [c]	53,000	251,220
Molecular Devices [a,c]	25,500	537,285	†Deswell Industries	105,300	1,200,420
NMT Medical [a]	12,000	162,360	†Gerber Scientific [a,c]	50,500	634,280
Neurometrix [a,c]	21,500	320,565	Ladish Company [a]	10,000	370,800
Orthofix International [a]	28,000	1,400,000	Plug Power [a,c]	1,370	5,329
OrthoLogic Corporation [a]	84,000	120,120	Powell Industries [a]	49,800	1,572,186
PLC Systems [a]	105,200	64,172	Tech/Ops Sevcon	76,200	598,170
Possis Medical [a,c]	28,900	389,572	II-VI [a]	20,000	558,800
†Restore Medical [a,c]	13,600	57,256
Shamir Optical Industry [a]	7,500	63,750			7,366,709
Sirona Dental Systems	25,000	962,750
STAAR Surgical [a]	5,000	35,050	Machinery - 2.9%
†Synergetics USA [a,c]	5,000	21,850	Alamo Group	38,600	905,556
†Syneron Medical [a,c]	2,000	54,260	Astec Industries [a,c]	40,200	1,411,020
Synovis Life Technologies [a,c]	23,000	228,850	Gorman-Rupp Company	4,218	155,939
Urologix [a,c]	415,500	968,115	Hardinge	87,000	1,310,220
Utah Medical Products	42,300	1,395,477	Hurco Companies [a]	33,900	1,077,342
Young Innovations	61,450	2,046,285	Keithley Instruments	14,000	184,100
			†K-Tron International [a]	11,000	821,370
		20,211,590	LeCroy Corporation [a]	2,000	23,020
			MTS Systems	10,000	386,200
Personal Care - 0.3%			Mueller (Paul) Company	9,650	371,525
CCA Industries	9,040	104,322	Sun Hydraulics	38,950	798,864
Helen of Troy [a,c]	20,000	485,200	T-3 Energy Services [a]	4,912	108,310
Nature’s Sunshine Products	7,500	86,325	Tennant Company	88,200	2,557,800

					10,111,266

			Metal Fabrication and Distribution - 1.9%
			Encore Wire [a,c]	15,000	330,150
			Harris Steel Group	50,000	1,864,683
			Haynes International [a]	26,770	1,418,810
			Insteel Industries	30,900	549,711

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 37

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Devcon International [a]	21,700	$121,303
Metal Fabrication and Distribution (continued)			Exponent [a]	136,600	2,548,956
NN	114,300	$1,420,749	Insituform Technologies Cl. A [a,c]	75,300	1,947,258
Novamerican Steel [a]	3,500	127,750	Nobility Homes	2,000	52,880
Universal Stainless & Alloy Products [a]	22,730	761,000	Skyline Corporation	32,100	1,291,062

		6,472,853			6,361,779

Paper and Packaging - 0.1%			Food and Tobacco Processors - 1.4%
Mod-Pac Corporation [a]	23,200	255,200	Cal-Maine Foods	50,000	429,000
			Farmer Bros.	23,700	505,995
Pumps, Valves and Bearings - 0.3%			Galaxy Nutritional Foods [a]	334,800	174,096
CIRCOR International	28,000	1,030,120	ML Macadamia Orchards L.P.	120,200	734,422
			Omega Protein [a]	9,600	74,208
Specialty Chemicals and Materials - 1.9%			Seneca Foods Cl. A [a]	62,500	1,518,750
Aceto Corporation	384,619	3,323,108	Seneca Foods Cl. B [a]	42,500	1,032,750
American Vanguard	3,333	52,995	Sunopta [a,c]	40,580	357,104
Balchem Corporation	22,500	577,800
Hawkins	122,667	1,754,138			4,826,325
NuCo2 [a,c]	20,000	491,800
Park Electrochemical	10,000	256,500	Industrial Distribution - 0.6%
			Central Steel & Wire	1,088	658,240
		6,456,341	Elamex [a]	60,200	39,130
			Lawson Products	19,500	894,855
Textiles - 0.1%			Strategic Distribution [a]	59,690	607,644
Unifi [a]	100,000	245,000
					2,199,869
Other Industrial Products - 1.8%
†Basin Water [a,c]	7,800	52,806	Printing - 1.1%
Color Kinetics [a]	50,000	1,067,500	American Bank Note Holographics [a]	242,200	663,628
Distributed Energy Systems [a]	59,000	212,400	Bowne & Co.	66,500	1,060,010
Eastern Company (The)	39,750	770,753	Champion Industries	23,500	201,865
Maxwell Technologies [a]	15,300	213,435	Courier Corporation	22,950	894,362
Peerless Manufacturing [a]	42,200	1,041,496	Ennis	9,700	237,262
Quixote Corporation	35,500	698,285	Schawk	38,900	760,106
Raven Industries	73,000	1,956,400
					3,817,233
		6,013,075
			Transportation and Logistics - 2.3%
Total (Cost $30,813,011)		51,229,151	†ABX Air [a]	191,300	1,325,709
			†Dynamex [a,c]	26,050	608,528
Industrial Services – 12.8%			Forward Air	50,700	1,466,751
Advertising and Publishing - 0.5%			Frozen Food Express Industries	92,000	791,200
Greenfield Online [a,c]	20,000	286,000	MAIR Holdings [a,c]	8,600	61,662
MDC Partners Cl. A [a]	87,300	646,020	Marten Transport [a,c]	4,050	74,236
NetRatings [a,c]	50,000	875,500	Pacific CMA [a]	200,000	58,000
			Patriot Transportation Holding [a]	3,000	280,080
		1,807,520	Universal Truckload Services [a]	134,200	3,187,250
			Vitran Corporation Cl. A [a]	8,000	138,960
Commercial Services - 4.6%
†Acquicor Technology (Units) [a]	205,000	1,486,250			7,992,376
BB Holdings [a]	390,000	1,126,340
CBIZ [a,c]	87,000	606,390	Other Industrial Services - 0.4%
Carlisle Group [a]	151,000	301,571	Landauer	21,300	1,117,611
CorVel Corporation [a]	40,125	1,908,746	Team [a]	2,200	76,626
†eResearch Technology [a,c]	185,000	1,245,050
Geo Group (The) [a]	76,800	2,881,536			1,194,237
†Global Sources [a]	47,800	849,884
Kforce [a,c]	55,000	669,350	Total (Cost $24,631,448)		43,877,079
PDI [a]	10,200	103,530
RCM Technologies [a]	1,000	5,990	Natural Resources – 9.4%
SM&A [a]	31,300	181,540	Energy Services - 4.3%
TRC Companies [a,c]	64,200	554,046	Calfrac Well Services	1,000	18,951
Volt Information Sciences [a]	35,200	1,767,392	Carbo Ceramics	18,750	700,688
Westaff [a]	362,500	1,990,125	Conrad Industries [a]	115,000	701,500
			Dawson Geophysical [a]	1,900	69,217
		15,677,740	Dril-Quip [a]	55,000	2,153,800
			Enerflex Systems	1,900	18,004
Engineering and Construction - 1.9%			†Environmental Power [a]	90,000	796,500
†Cavco Industries [a,c]	3,200	112,128
Comfort Systems USA	22,800	288,192

38 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Axsys Technologies [a]	6,400	$112,448
Energy Services (continued)			Ducommun [a]	72,100	1,649,648
Gulf Island Fabrication	41,400	$1,527,660	HEICO Corporation	41,600	1,615,328
GulfMark Offshore [a,c]	65,200	2,439,132	HEICO Corporation Cl. A	24,160	787,133
Input/Output [a]	43,500	592,905	Integral Systems	47,100	1,091,307
†Newpark Resources [a,c]	48,100	346,801	SIFCO Industries [a]	45,800	237,244
Pason Systems	222,400	2,528,855	TVI Corporation [a,c]	237,490	558,102
StealthGas	4,900	57,232
TGC Industries [a]	11,280	94,752			7,900,314
Valley National Gases [a]	30,100	796,145
Willbros Group [a,c]	67,600	1,277,640	Components and Systems - 3.3%
†World Energy Solutions [a]	778,300	767,521	Acacia Research-Acacia Technologies [a]	90,550	1,211,559
			Advanced Photonix Cl. A [a]	117,900	271,170
		14,887,303	CSP [a]	122,581	1,002,713
			†DDi Corporation [a]	70,947	510,818
Oil and Gas - 1.3%			Dalsa Corporation [a]	5,000	54,881
Bonavista Energy Trust	69,700	1,682,507	Dot Hill Systems [a,c]	2,000	7,860
CE Franklin [a,c]	69,210	696,253	Excel Technology [a]	91,900	2,351,721
Contango Oil & Gas [a,c]	10,000	238,400	†Flextronics International [a,c]	9,610	110,323
Edge Petroleum [a,c]	2,000	36,480	Giga-tronics [a]	3,200	6,528
Exploration Company of Delaware [a,c]	5,500	73,370	Mobility Electronics [a,c]	1,000	3,350
†Houston American Energy [a,c]	37,500	277,125	MOCON	15,600	198,276
Nuvista Energy [a]	121,000	1,348,883	Neoware [a,c]	103,200	1,363,272
Particle Drilling Technologies [a]	8,000	34,240	†On Track Innovations [a,c]	29,615	204,492
PetroCorp [a,d]	104,200	0	Performance Technologies [a]	128,350	768,817
Pioneer Drilling [a]	7,500	99,600	Richardson Electronics	80,100	729,711
Savanna Energy Services [a]	2,500	40,604	Rimage Corporation [a]	20,000	520,000
†Storm Cat Energy [a,c]	43,370	51,610	TTM Technologies [a]	120,700	1,367,531
			TransAct Technologies [a]	78,600	650,022
		4,579,072
					11,333,044
Precious Metals and Mining - 2.5%
Aurizon Mines [a]	257,000	804,410	Distribution - 0.7%
Brush Engineered Materials [a,c]	15,500	523,435	Agilysys	90,000	1,506,600
†Chesapeake Gold [a,c]	20,000	87,467	Bell Industries [a]	85,700	325,660
Cumberland Resources [a]	220,000	1,240,800	Jaco Electronics [a]	29,000	95,700
Gammon Lake Resources [a]	85,236	1,388,494	Nu Horizons Electronics [a,c]	40,000	411,600
Gold Reserve [a]	14,000	66,080	PC Mall [a]	6,000	63,240
Golden Star Resources [a,c]	168,100	495,895	Pomeroy IT Solutions [a]	6,900	52,371
Metallica Resources [a]	341,300	1,351,548
Minefinders Corporation [a,c]	116,000	1,032,400			2,455,171
Nevsun Resources [a]	5,000	10,850
Northern Orion Resources [a]	51,400	188,124	Internet Software and Services - 2.9%
Northgate Minerals [a]	270,000	939,600	Answers Corporation [a,c]	4,100	54,899
Spur Ventures [a]	44,100	22,312	†CMGI [a]	1,595,000	2,137,300
†Vista Gold [a,c]	50,000	431,500	Convera Corporation Cl. A [a,c]	190,000	872,100
			CryptoLogic	3,900	90,480
		8,582,915	Digitas [a]	88,840	1,191,344
			EDGAR Online [a,c]	33,700	117,950
Real Estate - 0.4%			iGATE Corporation [a]	273,400	1,880,992
HomeFed Corporation	11,352	749,232	Inforte Corporation [a]	12,400	46,376
Kennedy-Wilson [a]	21,500	481,600	Jupitermedia Corporation [a,c]	355,800	2,817,936
†ZipRealty [a,c]	11,000	82,390	LookSmart [a]	4,000	17,840
			MIVA [a,c]	32,000	108,480
		1,313,222	NIC [a]	26,800	133,196
			Packeteer [a]	6,700	91,120
Other Natural Resources - 0.9%			†PFSweb [a]	7,242	7,966
PICO Holdings [a]	55,700	1,936,689	Stamps.com [a]	21,200	333,900
Pope Resources L.P.	33,000	1,132,560	Web.com [a]	31,200	130,728

		3,069,249			10,032,607

Total (Cost $13,574,348)		32,431,761	IT Services - 5.8%
			CIBER [a]	182,662	1,238,448
Technology – 24.3%			†Cogent Communications Group [a,c]	30,000	486,600
Aerospace and Defense - 2.3%
Allied Defense Group (The) [a,c]	65,760	1,397,400
Astronics Corporation [a]	26,400	451,704

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 39

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			SPSS [a,c]	41,800	$1,256,926
IT Services (continued)			SeaChange International [a,c]	5,000	51,100
Computer Task Group [a]	431,100	$2,047,725	TeleCommunication Systems Cl. A [a,c]	10,000	31,000
Covansys Corporation [a]	172,500	3,958,875	Transaction Systems Architects Cl. A [a]	97,600	3,178,832
Diamond Management & Technology			Unica Corporation [a]	3,200	41,440
Consultants	138,100	1,717,964
Forrester Research [a]	101,500	2,751,665			13,880,603
Rainmaker Systems [a,c]	2,000	14,940
Sapient Corporation [a,c]	500,000	2,745,000	Telecommunications - 3.2%
Syntel	54,300	1,455,240	Anaren [a]	24,200	429,792
TriZetto Group (The) [a]	182,300	3,348,851	C-COR.net [a]	5,000	55,700
			Captaris [a]	43,300	336,441
		19,765,308	Catapult Communications [a]	5,000	44,900
			Centillium Communications [a]	11,000	23,540
Semiconductors and Equipment - 2.1%			Channell Commercial [a]	5,000	14,850
California Micro Devices [a]	16,700	73,146	Communications Systems	79,500	794,205
Cascade Microtech [a]	48,000	628,800	†ECtel [a]	146,400	715,896
Catalyst Semiconductor [a]	9,200	31,648	†EFJ [a]	10,000	67,400
ESS Technology [a]	25,000	25,750	†GigaBeam [a,c]	10,000	42,700
Electroglas [a,c]	281,700	701,433	†Hurray! Holding Company ADR [a]	10,100	62,620
Exar Corporation [a,c]	121,208	1,575,704	Intervoice [a]	2,900	22,214
†Genesis Microchip [a,c]	8,000	81,120	†NMS Communications [a,c]	600,000	1,230,000
Integrated Silicon Solution [a]	15,000	86,250	North Pittsburgh Systems	15,700	378,998
Intevac [a]	40,550	1,052,272	Novatel Wireless [a,c]	49,200	475,764
Jinpan International	18,050	435,727	PC-Tel [a]	49,600	463,760
†Kopin Corporation [a]	11,400	40,698	Radyne [a]	78,520	843,305
MIPS Technologies [a]	4,300	35,690	SpectraLink Corporation [a]	57,000	490,200
†Nextest Systems [a,c]	4,900	55,223	Symmetricom [a,c]	24,782	221,055
PDF Solutions [a,c]	29,000	419,050	UCN [a]	189,500	540,075
Photronics [a,c]	29,750	486,115	ViaSat [a]	91,812	2,736,916
QuickLogic Corporation [a]	20,000	59,400	WJ Communications [a]	209,300	328,601
Semitool [a,c]	25,500	339,405	Zhone Technologies [a,c]	481,600	630,896
†Vimicro International ADR [a]	100,000	1,020,000
					10,949,828
		7,147,431
			Total (Cost $51,436,043)		83,464,306
Software - 4.0%
Aladdin Knowledge Systems [a]	27,300	532,077	Miscellanous [e] – 4.9%
Altiris [a]	3,500	88,830	Total (Cost $16,275,646)		16,717,503
Applix [a]	20,000	227,000
AsiaInfo Holdings [a]	50,000	384,000	TOTAL COMMON STOCKS
Descartes Systems Group (The) [a]	56,500	208,485	(Cost $244,125,289)		378,240,433
Evans & Sutherland Computer [a]	83,500	353,205
Fundtech [a]	55,000	599,500	PREFERRED STOCK – 0.5%
ILOG ADR [a]	35,000	464,450	Seneca Foods Conv. [a]	75,409	1,764,571
Indus International [a]	19,200	72,768
iPass [a,c]	190,000	1,117,200	TOTAL PREFERRED STOCK
JDA Software Group [a,c]	59,500	819,315	(Cost $943,607)		1,764,571
Majesco Entertainment [a]	2,500	3,325
MapInfo [a]	5,000	65,250	REPURCHASE AGREEMENT – 7.5%
McDATA Corporation Cl. A [a,c]	18,199	101,004	State Street Bank & Trust Company,
MIND C.T.I.	20,000	53,800	5.10% dated 12/29/06, due 1/2/07,
Moldflow Corporation [a]	7,500	104,175	maturity value $25,628,515 (collateralized
Peerless Systems [a,c]	88,670	241,182	by obligations of various U.S. Government
Pegasystems [c]	320,200	3,160,374	Agencies, valued at $26,257,513)
†Pervasive Software [a]	22,500	81,225	(Cost $25,614,000)		25,614,000
Phase Forward [a]	43,000	644,140

40 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	PRINCIPAL
	AMOUNT	VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.5%
U.S. Treasury Bonds
6.25% due 8/15/23	$161,125	$164,383
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.25%)		25,761,168

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $25,925,551)		25,925,551

TOTAL INVESTMENTS – 125.6%
(Cost $296,608,447)		431,544,555

LIABILITIES LESS CASH AND OTHER ASSETS – (8.1)%		(27,862,285)

PREFERRED STOCK – (17.5)%		(60,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$343,682,270

a	Non-income producing.
b	At December 31, 2006, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
c	All or a portion of these securities were on loan at December 31, 2006. Total market value of loaned securities at December 31, 2006 was $24,965,008.
d	Securities for which market quotations are no longer readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
e	Includes securities first acquired in 2006 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2006.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2006 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $300,839,343. At December 31, 2006, net unrealized appreciation for all securities was $130,705,212, consisting of aggregate gross unrealized appreciation of $144,862,458 and aggregate gross unrealized depreciation of $14,157,246. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 41

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2006

Statement of Assets and Liabitities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (cost $267,575,267)	$402,546,823
Affiliated Companies (cost $3,419,180)	3,383,732

Total investments at value	405,930,555
Repurchase agreement (at cost and value)	25,614,000
Cash	29,945
Receivable for investments sold	470,072
Receivable for dividends and interest	377,136
Prepaid expenses	7,499

Total Assets	432,429,207

LIABILITIES:
Payable for collateral on loaned securities	25,925,551
Payable for investments purchased	2,221,436
Payable for investment advisory fee	384,478
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	135,472

Total Liabilities	28,746,937

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$343,682,270

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 23,270,418 shares outstanding (150,000,000 shares authorized)	$204,286,122
Undistributed net investment income (loss)	(2,725,894)
Accumulated net realized gain (loss) on investments and foreign currency	7,266,208
Net unrealized appreciation (depreciation) on investments and foreign currency	134,935,834
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $14.77)	$343,682,270

*Investments at identified cost (including $25,925,551 of collateral on loaned securities)	$270,994,447

Market value of loaned securities	$24,965,008

42	|	2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST	YEAR ENDED DECEMBER 31, 2006

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates*	$2,832,838
Affiliated Companies	92,475
Interest	2,270,875
Securities lending	276,627

Total income	5,472,815

Expenses:
Investment advisory fees	4,833,976
Stockholder reports	141,775
Custody and transfer agent fees	140,921
Directors’ fees	55,772
Professional fees	39,358
Administrative and office facilities expenses	30,038
Other expenses	72,555

Total expenses	5,314,395
Compensating balance credits	(8,853)

Net expenses	5,305,542

Net investment income (loss)	167,273

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	40,575,092
Affiliated Companies	(234,819)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,839,554

Net realized and unrealized gain (loss) on investments and foreign currency	68,179,827

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	68,347,100

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$64,747,100

* Net of foreign withholding tax of $63,945.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS |	43

ROYCE MICRO-CAP TRUST

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$167,273	$(763,209)
Net realized gain (loss) on investments and foreign currency	40,340,273	37,754,245
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,839,554	(14,066,144)

Net increase (decrease) in net assets resulting from investment operations	68,347,100	22,924,892

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(475,560)	–
Net realized gain on investments and foreign currency	(3,124,440)	(3,600,000)

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	64,747,100	19,324,892

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(4,585,208)	–
Net realized gain on investments and foreign currency	(30,124,923)	(38,452,900)

Total distributions to Common Stockholders	(34,710,131)	(38,452,900)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	19,926,104	22,483,567

Total capital stock transactions	19,926,104	22,483,567

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	49,963,073	3,355,559

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	293,719,197	290,363,638

End of year (including undistributed net investment income (loss) of $(2,725,894) at 12/31/06 and $(1,104) at 12/31/05)	$343,682,270	$293,719,197

44	|	2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$13.43	$14.34	$13.33	$9.39	$11.83

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.03)	(0.08)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	3.04	1.14	2.62	5.28	(1.29)

Total investment operations	3.05	1.11	2.54	5.19	(1.42)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.02)	–	–	–	–
Net realized gain on investments and foreign currency	(0.14)	(0.17)	(0.19)	(0.18)	(0.18)

Total distributions to Preferred Stockholders	(0.16)	(0.17)	(0.19)	(0.18)	(0.18)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	2.89	0.94	2.35	5.01	(1.60)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.20)	–	–	–	–
Net realized gain on investments and foreign currency	(1.35)	(1.85)	(1.33)	(0.92)	(0.80)

Total distributions to Common Stockholders	(1.55)	(1.85)	(1.33)	(0.92)	(0.80)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	0.00	(0.01)	(0.04)	(0.04)
Effect of Preferred Stock offering	–	–	–	(0.11)	–

Total capital stock transactions	(0.00)	0.00	(0.01)	(0.15)	(0.04)

NET ASSET VALUE, END OF PERIOD	$14.77	$13.43	$14.34	$13.33	$9.39

MARKET VALUE, END OF PERIOD	$16.57	$14.56	$15.24	$12.60	$8.44

TOTAL RETURN (a):
Market Value	26.72%	8.90%	33.44%	63.58%	(12.70)%
Net Asset Value	22.46%	6.75%	18.69%	55.55%	(13.80)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.64%	1.63%	1.62%	1.82%	1.96%
Management fee expense (d)	1.49%	1.43%	1.43%	1.59%	1.59%
Other operating expenses	0.15%	0.20%	0.19%	0.23%	0.37%
Net investment income (loss)	0.05%	(0.27)%	(0.56)%	(0.82)%	(1.23)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$343,682	$293,719	$290,364	$253,425	$167,571
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$40,000
Portfolio Turnover Rate	34%	46%	32%	26%	39%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	1,600,000
Asset coverage per share	$168.20	$147.38	$145.98	$130.59	$129.73
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
6.00% Cumulative	$24.15	$24.97	$24.66	$25.37	–
7.75% Cumulative	–	–	–	$25.70	$25.91

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.38%, 1.35%, 1.32%, 1.49% and 1.62% for the periods ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92% and 2.04% for the periods ended December 31, 2003 and 2002, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of Management fee expenses are based on average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 45

ROYCE MICRO-CAP TRUST

Notes to Financial Statements

Summary of Significant Accounting Policies:
    Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
    The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded on the ex-dividend date at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
    The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
    The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than

46 | 2006 ANNUAL REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

New Accounting Pronouncements:
    On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Fund’s June 29, 2007 NAV calculation and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
    On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Stock:
    The Fund issued 1,401,367 and 1,625,665 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2006 and 2005, respectively.
    At December 31, 2006, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of 5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any

2006 ANNUAL REPORT TO STOCKHOLDERS | 47

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2006

Notes to Financial Statements (continued)

month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For the twelve rolling 36-month periods ending December 2006, the investment performance of the Fund exceeded the investment performance of the Russell 2000 by 7% to 29%. Accordingly, the investment advisory fee consisted of a Basic Fee of $3,369,094 and an upward adjustment of $1,464,882 for performance of the Fund above that of the Russell 2000. For the year ended December 31, 2006, the Fund accrued and paid Royce advisory fees totaling $4,833,976.

Distributions to Stockholders:
    The tax character of distributions paid to stockholders during 2006 and 2005 was as follows:

Distributions paid from:	2006	2005
Ordinary income	$12,220,932	$4,022,315
Long-term capital gain	26,089,199	38,030,585

	$38,310,131	$42,052,900

     As of December 31, 2006, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$2,577,694
Undistributed long-term capital gain	6,194,696
Unrealized appreciation	130,704,938
Post October currency loss*	(1,180)
Accrued preferred distributions	(80,000)

$139,396,148

*	Under current tax law, capital and currency losses realized after October 31, and prior to the Fund’s fiscal year end, may be deferred as occurring on the first day of the following fiscal year.

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.

     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2006, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$2,168,705	$(2,082,796)	$(85,909)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $117,114,561 and $122,279,205, respectively.

Transactions in Shares of Affiliated Companies:

     An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2006:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	Gain (Loss)	Income	12/31/06	12/31/06

Abigail Adams National Bancorp**	244,400	$3,421,624	–	$1,342,400	$(235,259)	$92,475
BKF Capital Group**	–	–	$1,601,001	94,735	440	–
Highbury Financial	–	–	3,419,180	–	–	–	580,400	$3,383,732

		$3,421,624			$(234,819)	$92,475		$3,383,732

**	Not an Affilated Company at December 31, 2006.
48 | 2006 ANNUAL REPORT TO STOCKHOLDERS

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro – Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro - Cap Trust, Inc. (“Fund”) including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro - Cap Trust, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 12, 2007

2006 ANNUAL REPORT TO STOCKHOLDERS | 49

ROYCE FOCUS TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 82.7%			Metal Fabrication and Distribution - 15.0%
			Harris Steel Group	150,000	$5,594,049
Consumer Products – 5.5%			IPSCO	60,000	5,632,200
Apparel and Shoes - 1.5%			Metal Management	125,000	4,731,250
Timberland Company Cl. A [a]	75,000	$2,368,500	Reliance Steel & Aluminum	100,000	3,938,000
			Schnitzer Steel Industries Cl. A	100,000	3,970,000
Sports and Recreation - 4.0%
Thor Industries	90,000	3,959,100			23,865,499
Winnebago Industries	75,000	2,468,250
			Total (Cost $19,617,454)		41,118,399
		6,427,350
			Industrial Services – 3.0%
Total (Cost $6,260,311)		8,795,850	Commercial Services - 0.7%
			BB Holdings [a]	400,000	1,155,220
Consumer Services – 6.0%
Direct Marketing - 2.3%			Transportation and Logistics - 2.3%
Nu Skin Enterprises Cl. A	200,000	3,646,000	Arkansas Best	100,000	3,600,000

Retail Stores - 1.3%			Total (Cost $5,116,019)		4,755,220
†Buckle (The)	40,000	2,034,000
			Natural Resources – 21.8%
Other Consumer Services - 2.4%			Energy Services - 8.4%
Corinthian Colleges [a]	120,000	1,635,600	Ensign Energy Services	170,000	2,680,873
†Universal Technical Institute [a]	100,100	2,223,221	Input/Output [a]	100,000	1,363,000
			Pason Systems	200,000	2,274,150
		3,858,821	Tesco Corporation [a]	200,000	3,534,000
			Trican Well Service	200,000	3,484,972
Total (Cost $7,464,964)		9,538,821
					13,336,995
Financial Intermediaries – 4.0%
Banking - 1.6%			Oil and Gas - 1.5%
†Endeavour Mining Capital	400,000	2,435,364	†Unit Corporation [a]	50,000	2,422,500

Securities Brokers - 2.4%			Precious Metals and Mining - 11.9%
†Knight Capital Group Cl. A [a]	200,000	3,834,000	Gammon Lake Resources [a]	180,000	2,932,200
			Ivanhoe Mines [a]	450,000	4,423,500
Total (Cost $5,799,301)		6,269,364	Meridian Gold [a]	100,000	2,779,000
			Pan American Silver [a]	160,000	4,027,200
Financial Services – 2.6%			Silver Standard Resources [a,b]	150,000	4,611,000

Information and Processing - 2.6%					18,772,900
eFunds Corporation [a]	150,000	4,125,000
			Total (Cost $19,556,773)		34,532,395
Total (Cost $1,997,748)		4,125,000
			Technology – 7.5%
Health – 6.4%			Internet Software and Services - 0.5%
Drugs and Biotech - 4.8%			RealNetworks [a]	70,000	765,800
Endo Pharmaceuticals Holdings [a]	120,000	3,309,600
Lexicon Genetics [a,b]	599,400	2,163,834	Semiconductors and Equipment - 1.0%
†ViroPharma [a]	150,000	2,196,000	†Cirrus Logic [a]	224,900	1,547,312

		7,669,434	Software - 2.3%
			ManTech International Cl. A [a]	75,000	2,762,250
Medical Products and Devices - 1.6%			PLATO Learning [a]	160,000	865,600
Caliper Life Sciences [a]	200,000	1,144,000
Possis Medical [a,b]	100,000	1,348,000			3,627,850

		2,492,000	Telecommunications - 3.7%
			†ADTRAN	75,000	1,702,500
Total (Cost $9,002,776)		10,161,434	Foundry Networks [a]	280,100	4,195,898

Industrial Products – 25.9%					5,898,398
Building Systems and Components - 3.0%
Simpson Manufacturing	150,000	4,747,500	Total (Cost $8,633,826)		11,839,360

Construction Materials - 2.7%			TOTAL COMMON STOCKS
Florida Rock Industries	100,000	4,305,000	(Cost $83,449,172)		131,135,843

Machinery - 5.2%
Lincoln Electric Holdings	70,000	4,229,400
Woodward Governor	100,000	3,971,000

		8,200,400

50 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	PRINCIPAL
	AMOUNT	VALUE		VALUE
CORPORATE BONDS – 3.9%			Lehman Brothers (Tri-Party),
Athena Neurosciences Finance 7.25%			5.15% dated 12/29/06, due 1/3/07,
Senior Note due 2/21/08	$6,000,000	$6,120,000	maturity value $20,014,306 (collateralized
			by obligations of various U.S. Government
TOTAL CORPORATE BONDS			Agencies, valued at $20,414,326)
(Cost $5,735,520)		6,120,000	(Cost $20,000,000)	$20,000,000

GOVERNMENT BONDS – 7.7%			TOTAL REPURCHASE AGREEMENTS
(Principal Amount shown			(Cost $33,738,000)	33,738,000
in local currency)
Canadian Government Bond			COLLATERAL RECEIVED FOR SECURITIES
3.00% due 6/1/07	6,150,000	5,249,136	LOANED – 0.5%
New Zealand Government Bond			Money Market Funds
6.00% due 7/15/08	10,000,000	6,978,453	State Street Navigator Securities Lending
			Prime Portfolio (7 day yield-5.25%)
TOTAL GOVERNMENT BONDS		12,227,589	(Cost $786,590)	786,590
(Cost $11,360,867)
REPURCHASE AGREEMENTS – 21.3%			TOTAL INVESTMENTS – 116.1%
State Street Bank & Trust Company,			(Cost $135,070,149)	184,008,022
5.10% dated 12/29/06, due 1/2/07, maturity value $13,745,785 (collateralized by obligations of various U.S. Government Agencies, valued at $14,085,075) (Cost $13,738,000)			LIABILITIES LESS CASH
		13,738,000	AND OTHER ASSETS – (0.3)%	(440,771)
			PREFERRED STOCK – (15.8)%	(25,000,000)

			NET ASSETS APPLICABLE TO
			COMMON STOCKHOLDERS – 100.0%	$158,567,251

[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2006. Total market value of loaned securities at December 31, 2006 was $761,337.
†	New additions in 2006.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2006 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $138,218,355. At December 31, 2006, net unrealized appreciation for all securities was $45,789,667 consisting of aggregate gross unrealized appreciation of $47,504,537 and aggregate gross unrealized depreciation of $1,714,870. The primary differences in book and tax basis cost are the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 51

ROYCE FOCUS TRUST	DECEMBER 31, 2006

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$150,270,022
Repurchase agreements (at cost and value)	33,738,000
Cash	37,201
Receivable for dividends and interest	578,308
Prepaid expenses	3,508

Total Assets	184,627,039

LIABILITIES:
Payable for collateral on loaned securities	786,590
Payable for investment advisory fee	158,038
Preferred dividends accrued but not yet declared	33,326
Accrued expenses	81,834

Total Liabilities	1,059,788

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$158,567,251

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 16,262,552 shares outstanding (100,000,000 shares authorized)	$108,025,365
Undistributed net investment income (loss)	(517,355)
Accumulated net realized gain (loss) on investments and foreign currency	2,142,267
Net unrealized appreciation (depreciation) on investments and foreign currency	48,950,307
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share - $9.75)	$158,567,251

*Investments at identified cost (including $786,590 of collateral on loaned securities)	$101,332,149

Market value of loaned securities	$761,337

52 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST	YEAR ENDED DECEMBER 31, 2006

Statement of Operations

INVESTMENT INCOME:
Income:
Interest	$3,489,600
Dividends*	946,172
Securities lending	16,536

Total income	4,452,308

Expenses:
Investment advisory fees	1,786,912
Stockholder reports	80,611
Custody and transfer agent fees	74,751
Professional fees	32,120
Directors’ fees	20,596
Administrative and office facilities expenses	13,856
Other expenses	76,280

Total expenses	2,085,126
Compensating balance credits	(1,385)

Net expenses	2,083,741

Net investment income (loss)	2,368,567

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	20,546,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,820,291

Net realized and unrealized gain (loss) on investments and foreign currency	22,366,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	24,734,932

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$23,234,932

*Net of foreign withholding tax of $27,116.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 53

ROYCE FOCUS TRUST

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,368,567	$743,582
Net realized gain (loss) on investments	20,546,074	19,164,839
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,820,291	1,922,287

Net increase (decrease) in net assets resulting from investment operations	24,734,932	21,830,708

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(187,800)	(80,100)
Net realized gain on investments and foreign currency	(1,312,200)	(1,419,900)

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	23,234,932	20,330,708

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(2,950,803)	(853,787)
Net realized gain on investments and foreign currency	(20,617,913)	(15,134,720)

Total distributions to Common Stockholders	(23,568,716)	(15,988,507)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	15,657,293	11,288,577
Net proceeds from rights offering	–	21,760,372

Total capital stock transactions	15,657,293	33,048,949

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	15,323,509	37,391,150

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	143,243,742	105,852,592

End of year (including undistributed net investment income (loss) of $(517,355) at 12/31/06 and $(55,839) at 12/31/05)	$158,567,251	$143,243,742

54 | 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$9.76	$9.75	$9.00	$6.27	$7.28

INVESTMENT OPERATIONS:
Net investment income (loss)	0.16	0.06	0.02	0.08	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	1.44	2.63	3.57	(0.74)

Total investment operations	1.66	1.50	2.65	3.65	(0.75)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.01)	(0.00)	(0.02)	(0.03)
Net realized gain on investments and foreign currency	(0.09)	(0.11)	(0.15)	(0.14)	(0.13)

Total distributions to Preferred Stockholders	(0.10)	(0.12)	(0.15)	(0.16)	(0.16)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.56	1.38	2.50	3.49	(0.91)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.20)	(0.06)	(0.02)	(0.06)	(0.02)
Net realized gain on investments and foreign currency	(1.37)	(1.15)	(1.72)	(0.56)	(0.07)

Total distributions to Common Stockholders	(1.57)	(1.21)	(1.74)	(0.62)	(0.09)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.03)	(0.01)	(0.03)	(0.01)
Effect of rights offering and Preferred Stock offering	–	(0.13)	–	(0.11)	–

Total capital stock transactions	(0.00)	(0.16)	(0.01)	(0.14)	(0.01)

NET ASSET VALUE, END OF PERIOD	$9.75	$9.76	$9.75	$9.00	$6.27

MARKET VALUE, END OF PERIOD	$10.68	$9.53	$10.47	$8.48	$5.56

TOTAL RETURN (a):
Market Value	30.50%	3.03%	47.26%	63.98%	(15.06)%
Net Asset Value	16.33%	13.31%	29.21%	54.33%	(12.50)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.36%	1.48%	1.53%	1.57%	1.88%
Management fee expense	1.16%	1.21%	1.27%	1.14%	1.13%
Other operating expenses	0.20%	0.27%	0.26%	0.43%	0.75%
Net investment income (loss)	1.54%	0.63%	0.24%	1.07%	(0.16)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$158,567	$143,244	$105,853	$87,012	$57,956
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$20,000
Portfolio Turnover Rate	30%	42%	52%	49%	61%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	800,000
Asset coverage per share	$183.57	$168.24	$130.85	$112.01	$97.44
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.98	$25.38	$24.83	$25.45	–
7.45% Cumulative	–	–	–	$25.53	$25.64

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.22%, 1.21%, 1.20% and 1.43% for the periods ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73% and 2.06% for the periods ended December 31, 2003 and 2002, respectively.
(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2006 ANNUAL REPORT TO STOCKHOLDERS | 55

ROYCE FOCUS TRUST

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded on the ex-dividend date at the fair market value of the securities received. Interest income is recorded on an accrual basis.

Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

56 | 2006 ANNUAL REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

New Accounting Pronouncements:
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Fund’s June 29, 2007 NAV calculation and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Stock:
The Fund issued 1,587,885 and 1,191,399 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2006 and 2005, respectively.
On June 10, 2005, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 5 rights held by stockholders of record on May 6, 2005. The rights offering was fully subscribed, resulting in the issuance of 2,627,397 common shares at a price of $8.34, and proceeds of $21,912,491 to the Fund prior to the deduction of expenses of $152,119. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.13 per share as a result of the issuance.
At December 31, 2006, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

2006 ANNUAL REPORT TO STOCKHOLDERS | 57

ROYCE FOCUS TRUST	DECEMBER 31, 2006

Notes to Financial Statements (continued)

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2006, the Fund accrued and paid Royce advisory fees totaling $1,786,912.

Distributions to Stockholders: The tax character of distributions paid to stockholders during 2006 and 2005 was as follows:

Distributions paid from:	2006	2005
Ordinary income	$4,915,975	$1,682,395
Long-term capital gain	20,152,741	15,806,112

	$25,068,716	$17,488,507

As of December 31, 2006, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$2,400,890
Undistributed long-term capital gain	2,432,323
Unrealized appreciation	45,802,101
Post October currency loss*	(60,095)
Accrued preferred distributions	(33,333)

$50,541,886

*Under current tax law, capital and currency losses realized after October 31, and prior to the Fund’s fiscal year end, may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.
For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2006, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$308,520	$(308,520)	$–

Purchases and Sales of Investment Securities:
For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $44,695,025 and $69,675,911, respectively.

58 | 2006 ANNUAL REPORT TO STOCKHOLDERS

ROYCE FOCUS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc. (“Fund”) including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 12, 2007
2006 ANNUAL REPORT TO STOCKHOLDERS | 59

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

      The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of mid-, small- and micro-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

      The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 are unmanaged indices of domestic common stocks. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
      This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

       This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

      The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2007. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

      Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

60 | 2006 ANNUAL REPORT TO STOCKHOLDER

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Value Trust, Inc. At the 2006 Annual Meeting of Stockholders held on September 28, 2006, the Fund’s stockholders elected four Directors, consisting of:

		Votes For	Votes Abstained

**	William L. Koke	7,308,761	87,551
**	David L. Meister	7,313,591	82,721
*	G. Peter O’Brien	57,435,488	486,956
*	Charles M. Royce	57,490,317	432,127

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Micro-Cap Trust, Inc.
At the 2006 Annual Meeting of Stockholders held on September 28, 2006, the Fund’s stockholders elected four Directors, consisting of:

		Votes For	Votes Abstained

**	William L. Koke	1,909,294	19,308
**	David L. Meister	1,908,294	20,308
*	G. Peter O’Brien	22,879,163	136,191
*	Charles M. Royce	22,891,392	123,962

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Focus Trust, Inc.
At the 2006 Annual Meeting of Stockholders held on September 28, 2006, the Fund’s stockholders elected four Directors, consisting of:

		Votes For	Votes Abstained

**	Stephen L. Isaacs	911,276	1,680
**	David L. Meister	911,276	1,680
*	G. Peter O’Brien	14,485,743	155,571
*	Charles M. Royce	14,508,798	132,516

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

2006 ANNUAL REPORT TO STOCKHOLDERS | 61

The RoyceFunds

Wealth Of Experience
With approximately $28.2 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

General Information Additional Report Copies and Fund Inquiries (800) 221-4268 Computershare Transfer Agent and Registrar (800) 426-5523	Broker/Dealer Services For Fund Materials and Performance Updates, (800) 59-ROYCE (597-6923) Advisor Services For Fund Materials, Performance Updates or Account Inquiries (800) 33-ROYCE (337-6923)

www.roycefunds.com
CE-REP-1206

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2006 – $26,000
Year ended December 31, 2005 – $25,000

(b)	Audit-Related Fees:
Year ended December 31, 2006 – $1,500 – Preparation of reports to rating agency for Preferred Stock

Year ended December 31, 2005 – $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2006 – $5,000 – Preparation of tax returns
Year ended December 31, 2005 – $2,500 – Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2006 – $0
Year ended December 31, 2005 – $2,500 – Agreed upon procedures report relating to investment advisory fee calculation.

(e)(1)         Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                   If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                   Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2006 -$0
Year ended December 31, 2005 -$9,000

(h)	No such services were rendered during 2006 or 2005.

Item 5: The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6: Not Applicable.

Item 7:

June 5, 2003
As amended on April 14, 2005 and
February 28, 2006

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds (the “Boards” have delegated all proxy voting decisions to Royce, and in the case of Royce Technology Value Fund, to JHC Capital Management subject to these policies and procedures.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration or his designee is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration or his designee and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration or his designee maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration or his designee allowing such differing votes. The Head of Administration or his designee performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration or his designee will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration or his designee develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

Item 8:
(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of March 5, 2007)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President, Chief Investment Officer and member of the Board of Managers of Royce & Associates, LLC and its predecessor, Royce & Associates, Inc. (collectively, “Royce”)	Since 1972
President, Chief Investment Officer and member of the Board of Managers of Royce, the Registrant’s investment adviser; Director and President of the Registrant, Royce Value Trust, Inc. (“RVT”) and Royce Focus Trust, Inc. (“RFT”), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee and President of The Royce Fund (“TRF”) and Royce Capital Fund (“RCF”), open-end diversified management investment companies of which Royce is the investment adviser (the Registrant, RVT, RFT, TRF, and RCF collectively, “The Royce Funds”); Secretary and sole director of Royce Fund Services, Inc., a wholly-owned subsidiary of Royce and the distributor of TRF’s and RCF’s shares; and managing general partner of Royce Management Company, the general partner of various private investment limited partnerships until October 2001.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2006)

Other Accounts
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	11	$17,209,849,932	4	$1,892,129,329
Private pooled investment vehicles	5	$175,251,754	3	$64,256,984
Other accounts*	13	$72,476,035	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
                    The fact that the Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by the same Portfolio Manager on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

                   As described below, there is a revenue-based component of the Portfolio Manager’s Performance Bonus and the Portfolio Manager also receives a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, the Portfolio Manager receives a bonus based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

                   Also, as described above, the Portfolio Manager generally manages more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. The Performance Bonus paid to the Portfolio Manager for two registered investment company accounts (the Registrant and RVT) is based, in part, on performance-based fee revenues. The Registrant and RVT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of that Fund relative to its benchmark index. In addition, two other registered investment company accounts, Royce Select Fund I and Royce Select Fund II, each pay Royce a performance-based fee.

                   Finally, conflicts of interest may arise when the Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant shareholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

                   Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2006)

                   Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Portfolio Manager receives from Royce a base salary, a Performance Bonus and a benefits package. The Portfolio Manager’s compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. The Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. The Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS. The Portfolio Manager receives a quarterly Performance Bonus that is either asset-based, or revenue based and therefore in part based on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts managed by him. The revenue used to determine the quarterly performance bonus received by the Portfolio Manager that relates to each of the Registrant and RVT are performance-based fee revenues. Except as described below, the Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2006 there were 373 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by the Portfolio Manager, and to Royce Select Fund I and Royce Select Fund II, is not subject to a performance-related adjustment.

                   Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM BONUS. The Portfolio Manager receives a quarterly bonus based on Royce’s net revenues.

-
BENEFIT PACKAGE. The Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, the Portfolio Manager may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

                   The Portfolio Manager, in addition to the above-described compensation, also receives a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of the Portfolio Manager’s compensation. A portion of the above-described compensation payable to the Portfolio Manager relates to his responsibilities as Royce’s Chief Executive Officer, Chief Investment Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2006)

                   The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned
Over $1,000,000

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto ..
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 5, 2007

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/John D. Diederich
John D. Diederich
Chief Financial Officer

Date: March 5, 2007